CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                                 CMBS NEW ISSUE

                                 CSFB 2002-CKN2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $821,733,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2002-CKN2

                           [COLUMN FINANCIAL(TM) LOGO]

                      a CREDIT SUISSE FIRST BOSTON company

                      [NCB NATIONAL COOPERATIVE BANK LOGO]

                                 [KEYBANK LOGO]

CREDIT SUISSE FIRST BOSTON

                                                                 LEHMAN BROTHERS

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

I.  TRANSACTION OFFERING

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                          INITIAL      APPROXIMATE                            ASSUMED
                         PRINCIPAL     % OF TOTAL                           UGHWEIGHTED
                         BALANCE OR       INITIAL   APPROXIMATE   INITIAL    AVERAGE                 EXPECTED
            EXPECTED      NOTIONAL       PRINCIPAL    CREDIT     PASS-THRO     LIFE    EXPECTED      PRINCIPAL     LEGAL
  CLASS    RATINGS(1)      AMOUNT         BALANCE     SUPPORT     RATE(2)   (YEARS)(3) MATURITY(3)   WINDOW(3)     STATUS   ERISA(4)
  -----    ----------      ------         -------     -------     -------   ----------------------   ---------     ------   --------
Offered Certificates:
   A-1      AAA/Aaa    $  59,040,000        6.43%        18.50%      %             3.0       02/07  06/02-02/07    Public     Yes
   A-2      AAA/Aaa    $ 116,844,000       12.73%        18.50%      %             7.8       09/11  02/07-09/11    Public     Yes
   A-3      AAA/Aaa    $ 572,398,000       62.34%        18.50%      %             9.7       03/12  09/11-03/12    Public     Yes
    B        AA/Aa2    $  34,430,000        3.75%        14.75%      %             9.9       04/12  03/12-04/12    Public     Yes
   C-1(6)     A/A2     $  15,000,000        1.63%        11.50%      %             9.9       04/12  04/12-04/12    Public     Yes
   C-2(6)     A/A2     $  14,840,000        1.62%        11.50%      %             9.9       04/12  04/12-04/12    Public     Yes
    D        A-/A3     $   9,181,000        1.00%        10.50%      %             9.9       04/12  04/12-04/12    Public     Yes
Non-Offered certificates:(5)
    E      BBB+/Baa1   $  11,477,000        1.25%         9.25%      %             9.9       04/12  04/12-04/12 Private-144A  Yes
    F       BBB/Baa2   $  13,772,000        1.50%         7.75%      %             9.9       04/12  04/12-04/12 Private-144A  Yes
    G      BBB-/Baa3   $  10,329,000        1.12%         6.63%      %             9.9       04/12  04/12-04/12 Private-144A  Yes
    H       BB+/Ba1    $  11,477,000        1.25%         5.38%      %             9.9       04/12  04/12-04/12 Private-144A  No
    J        BB/Ba2    $  12,624,000        1.37%         4.00%      %             9.9       04/12  04/12-04/12 Private-144A  No
    K       BB-/Ba3    $   4,591,000        0.50%         3.50%      %             9.9       04/12  04/12-04/12 Private-144A  No
    L        B+/B1     $   4,590,000        0.50%         3.00%      %             9.9       04/12  04/12-04/12 Private-144A  No
    M         B/B2     $   9,182,000        1.00%         2.00%      %             9.9       04/12  04/12-04/12 Private-144A  No
    N        B-/B3     $   2,295,000        0.25%         1.75%      %             9.9       04/12  04/12-04/12 Private-144A  No
    O        NR/NR     $  16,067,952        1.75%         0.00%      %            11.3       04/17  04/12-04/17 Private-144A  No
   A-X      AAA/Aaa    $ 918,137,952 (7)  100.00%          N/A       %             9.1       04/17     N/A      Private-144A  Yes
   A-SP     AAA/Aaa    $ 572,451,000 (7)   62.35%          N/A       %             7.0       05/09     N/A      Private-144A  Yes
   A-Y      AAA/Aaa    $ 153,386,583 (7)   16.71%          N/A       %             9.2       04/17     N/A      Private-144A  Yes
------------------------------------------------------------------------------------------------------------------------------------

(1) By Standard & Poor's Rating Services and Moody's Investors Service, Inc., respectively
(2) Classes __,__ and __ will be fixed rate. Classes __, __, and __ will be fixed subject to the net WAC of the mortgage pool. Classes __and __ will be equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5) Not offered by the prospectus supplement or this term sheet.
(6) Classes C-1 and C-2 will provide for payments of interest to be made on a PARI PASSU basis. All payments of principal on Classes C-1 and C-2 will be allocated pro rata by balance.
(7) Notional amount.

MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 69.18% of the initial mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 4,750 commercial mortgage loans, totaling approximately $27.9 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

National Consumer Cooperative Bank, "NCB", will be selling 26 mortgage loans, representing 4.01% of the initial mortgage pool balance to the trust. NCB, headquartered in Washington, D.C., was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers. NCB and its affiliates have originated over $3.5 billion in commercial and multifamily loans and securitized over $2 billion of such originations. NCB as a special servicer is rated "CSS2 Co-op" by Fitch, Inc.

NCB Capital Corporation, an affiliate of NCB, will be selling 61 mortgage loans, representing 16.60% of the initial mortgage pool balance to the trust.

NCB, FSB, a wholly owned subsidiary of NCB and an affiliate of NCB Capital Corporation, will be selling 16 mortgage loans, representing 3.05% of the initial mortgage pool balance to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB, as a primary and master servicer, is rated "CPS2+ Co-op" and "CMS3+ Co-op", respectively, by Fitch, Inc.

KeyBank National Association, "KeyBank", will be selling 11 mortgage loans, representing 7.17% of the initial mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71.5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66.6 billion and approximately $4.9 billion in stockholder's equity. As of December, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.5 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

II.  COLLATERAL OVERVIEW(1)

-    MORTGAGE LOAN POOL

       INITIAL MORTGAGE POOL BALANCE:            $918,137,952

       AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:   $4,500,676

       LOANS / PROPERTIES:                       204 / 208

       LARGEST LOAN:                             5.99%

       FIVE LARGEST LOAN CONCENTRATIONS:         23.78%

       TEN LARGEST LOAN CONCENTRATIONS:          35.02%

-    PROPERTY TYPE CONCENTRATIONS

       MULTIFAMILY:                              41.32%

       OFFICE:                                   26.14%

       RETAIL:                                   19.98% (Anchored 16.36 %; Unanchored 3.62 %)(2)

       OTHER(3):                                 9.96%

       HOTEL:                                    2.60%

-    GEOGRAPHIC DISTRIBUTION

       NEW YORK:                                 25.93%

       FLORIDA:                                  18.65%

       CALIFORNIA:                               9.31% (Northern 5.19%/ Southern 4.12 %)(4)

       TEXAS:                                    7.29%

       PENNSYLVANIA:                             6.19%

       OHIO:                                     6.10%

       MICHIGAN:                                 5.92%

       OTHER:                                    21 other states and the District of Columbia, which comprise no more than 3.04% individually

-    CREDIT STATISTICS

       WTD. AVG. UNDERWRITTEN DSCR(5):           3.12x

       WTD. AVG. CUT-OFF DATE LTV RATIO:         60.0%

       WTD. AVG. BALLOON/ARD LTV RATIO:          52.1%

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.
(2) Anchored includes shadow anchored properties and single tenant properties.
(3) "Other" includes Industrial, Manufactured Housing, Mixed Use, and Self Storage property concentration.
(4) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.
(5) Wtd. Avg. Underwritten DSCR for all mortgage loans excluding the residential co-operative loans is 1.47x.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

-    LOANS WITH RESERVE REQUIREMENTS

       TAX ESCROWS:                              83.42%

       INSURANCE ESCROWS:                        71.96%

       CAP. EX./FF&E ESCROWS(2):                 68.39%

       TI/LC ESCROWS(2):                         62.80%

-    MORTGAGE LOAN POOL CHARACTERISTICS

       WTD. AVG. MORTGAGE INTEREST RATE:         7.300%

       WTD. AVG. REMAINING TERM(3):              116 Months

       WTD. AVG. SEASONING:                      3.8 Months

       CALL PROTECTION:                          All of the mortgage loans provide for either a prepayment lockout period
                                                 ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period
                                                 ("YMP"), a static prepayment penalty period ("PP"), or a combination thereof.

       LOCKOUT/DEFEASANCE:                       92.48%

       FEE OR LEASEHOLD:                         99.06% (Fee); 0.94% (Leasehold)

       DELINQUENCY:                              None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service payment as of the May 2002 due date or at any time during the
                                                 12-month period preceding that date.

(1) All percentages are of the Initial Mortgage Pool Balance unless otherwise noted. All information provided based on a May 2002 Cut-off Date unless otherwise noted.
(2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

III. TRANSACTION OVERVIEW

        OFFERED CERTIFICATES:           Classes A-1, A-2, A-3, B, C-1, C-2 and D

        PASS-THROUGH STRUCTURE:         Senior/Subordinate, Sequential Pay Pass-Through Certificates

        MORTGAGE LOAN SELLERS:          Column  Financial,   Inc.,   National   Consumer   Cooperative  Bank,  NCB  Capital
                                        Corporation, NCB, FSB and KeyBank National Association

        LEAD MANAGER & BOOKRUNNER:      Credit Suisse First Boston Corporation

        CO-MANAGER:                     Lehman Brothers Inc.

        RATING AGENCIES:                Standard & Poor's Rating Services and Moody's Investors Service, Inc.

        MASTER SERVICERS:               KeyCorp Real Estate Capital Markets, Inc., d/b/a Key Commercial Mortgage will act as master servicer for all the mortgage loans except for the residential cooperative mortgage loans.

                                        NCB, FSB will act as master servicer for the residential cooperative mortgage loans in the trust.

        SPECIAL SERVICERS:              ARCap Special Servicing, Inc., will act as special servicer for all the mortgage loans except for the residential cooperative mortgage loans.

                                        National Consumer Cooperative Bank will act as special servicer for all the residential cooperative mortgage loans in the trust.

        TRUSTEE:                        Wells Fargo Bank Minnesota, N.A.

        CUT-OFF DATE:                   May 2002

        SETTLEMENT DATE:                May__, 2002

        DISTRIBUTION DATE:              The fourth business day following the Determination  Date in that month, beginning
                                        June 2002

        DETERMINATION DATE:             The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning June 2002

        MINIMUM DENOMINATIONS:          $10,000 for all offered certificates and in additional multiples of $1

        SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds, with accrued interest

        SMMEA:                          None of the offered classes are expected to be SMMEA eligible.

        ERISA:                          The offered classes are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

        TAX TREATMENT:                  REMIC

        ANALYTICS:                      Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex Solutions and Charter Research.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

IV.  STRUCTURE DESCRIPTION

[GRAPHIC]

- The P&I certificates will be paid principal sequentially beginning with Class A-1.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C-1, C-2, D, E, F, G, H, J, K, L, M, N and O Certificates. The Class A-Y will accrue interest on the total principal balance of those residential cooperative mortgage loans that have a mortgage interest rate, net of the annual rates at which master servicing, primary servicing and trustee fees are calculated, in excess of 6.35% per annum (such mortgage loans, the "Class A-Y Co-op Mortgage Loans"). The Preliminary Prospectus Supplement describes the notional amounts on which Classes A-X, A-SP and A-Y respectively accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, B, C-1, C-2, D, E, F, G, H, J, K, L, M, N and O Certificates. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of the foregoing calculation will be 6.35% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to the excess of the weighted average of the mortgage interest rates, net of the annual rates at which master servicing, primary servicing and trustee fees are calculated, for the Class A-Y Co-op Mortgage Loans, over 6.35% per annum. The Preliminary Prospectus Supplement describes the pass-through rates at which Classes A-X, A-SP and A-Y respectively accrue interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

V.   YIELD MAINTENANCE PREPAYMENT PREMIUM / STATIC PREPAYMENT PREMIUM ALLOCATION

    YIELD MAINTENANCE PREPAYMENT
    PREMIUMS:                     Yield Maintenance Prepayment Premiums will be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction
                                  as described below) will be delivered to each of the following Classes: A-1, A-2, A-3, B, C-1,
                                  C-2, D, E, F and G (the "Premium Classes"). The remainder will be distributed to Class A-X and, in some cases, Class A-Y.

                                  With respect to each Premium Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                                  -  A numerator equal to the excess, if any, of the pass-through rate on such Class over the discount rate generally used in calculating the yield maintenance charge, and

                                  -  A denominator equal to the excess, if any, of the mortgage rate of the prepaid loan over the discount rate generally used in calculating the yield maintenance charge.

                                  With respect to each Premium Class, the "Principal Entitlement Fraction" is a fraction having:

                                  -  A numerator equal to the total principal distributable on such Premium Class on the subject
                                     Distribution Date, and

                                  -  A denominator equal to the total principal distributable on all the certificates, public and private, on the subject Distribution Date.

    STATIC PREPAYMENT PREMIUMS:   Static Prepayment Premiums will be distributed on each Distribution Date as follows: 25% to the
                                  Premium Classes based on the Principal Entitlement Fraction. The remainder will be distributed to
                                  Class A-X and, in some cases, Class A-Y.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

    YIELD MAINTENANCE PREPAYMENT
    PREMIUM EXAMPLE:              The following is an example of the Yield Maintenance Prepayment Premium allocation based on the following assumptions:
                                  -  Class receiving principal payment is A-1
                                  -  Mortgage Rate: 8.00%
                                  -  The Discount Rate at time of prepayment: 5.75%
                                  -  The Class A-1 Pass-Through Rate is equal to 7.00%

                                                        CLASS A-1            CLASS A-X/CLASS A-Y
    METHOD                                              CERTIFICATES         CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------
(CLASS A-1 PASS THROUGH RATE - DISCOUNT RATE)           (7.00%-5.75%)        (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                           (8.00%-5.75%)

Prepayment Premium Allocation                           55.56%               44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

VI.  ADDITIONAL DEAL FEATURES

        PREPAYMENT INTEREST SHORTFALLS: Any Prepayment Interest Shortfalls that are not offset by a specified portion of the servicing fee and interest accrued on the related prepayments from the date of prepayment will be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

        PRINCIPAL & INTEREST ADVANCES:  The applicable master servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or post-ARD additional interest and net of master servicing fees) and other required amounts through liquidation, subject to recoverability standard. The applicable master servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

        OPTIONAL TERMINATION:           On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the certificates retired at the option of: any single holder or group of holders of a majority of the controlling class (as described in Prospectus Supplement);
                                        and/or a master servicer or special servicer.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

[GRAPHIC]

                                                                                 WEIGHTED
                                   NUMBER OF                     PERCENTAGE OF   AVERAGE                   WEIGHTED
                                   MORTGAGED      CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED      AVERAGE
                                      REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE     CUT-OFF DATE
             STATE                 PROPERTIES      BALANCE(2)       BALANCE        RATE      U/W DSCR    LTV RATIO (2)
             =========================================================================================================
             New York                  99       $  238,048,185          25.93%     6.874%       8.00x            25.9%
             Florida                   13          171,277,122          18.65%     7.370%       1.33             74.6%
             California                10           85,480,767           9.31%     7.597%       1.32             73.6%
               Northern California(1)   4           47,641,971           5.19%     7.603%       1.28             76.8%
               Southern California(1)   6           37,838,796           4.12%     7.589%       1.37             69.6%
             Texas                     18           66,932,920           7.29%     7.485%       1.37             74.7%
             Pennsylvania               8           56,816,532           6.19%     7.452%       1.75             61.5%
             Ohio                       7           56,024,899           6.10%     7.447%       1.35             73.1%
             Michigan                  10           54,351,597           5.92%     7.305%       1.57             67.5%
             Illinois                   4           27,938,192           3.04%     7.220%       1.29             77.0%
             Washington                 2           20,632,802           2.25%     8.080%       1.58             67.0%
             Virginia                   2           20,069,200           2.19%     7.301%       1.29             74.9%
             Maryland                   4           19,847,137           2.16%     7.826%       1.31             72.1%
             North Carolina             3           14,373,146           1.57%     7.238%       1.55             69.6%
             Connecticut                4           12,373,348           1.35%     7.741%       1.39             67.0%
             Minnesota                  2           11,217,376           1.22%     7.665%       1.54             72.7%
             Indiana                    3           11,024,080           1.20%     7.345%       1.31             73.7%
             Louisiana                  1            9,492,648           1.03%     7.290%       1.48             71.9%
             New Mexico                 1            8,088,437           0.88%     7.060%       1.22             79.8%
             Georgia                    3            8,036,918           0.88%     7.408%       1.39             72.7%
             Wisconsin                  1            5,478,345           0.60%     7.340%       2.20             67.3%
             Oregon                     2            4,188,480           0.46%     7.315%       1.37             73.5%
             Arizona                    1            4,125,695           0.45%     7.190%       1.29             77.4%
             Nevada                     2            3,605,942           0.39%     7.413%       1.42             67.3%
             New Jersey                 1            2,875,972           0.31%     7.580%       1.44             57.5%
             Massachusetts              1            1,998,642           0.22%     7.940%       1.46             67.1%
             Missouri                   1            1,194,828           0.13%     7.500%       1.31             64.6%
             Kansas                     1              995,550           0.11%     7.350%       1.37             74.0%
             Rhode Island               1              746,672           0.08%     6.800%       1.56             74.7%
             New Hampshire              2              573,448           0.06%     7.420%       1.59             64.1%
             District of Columbia       1              329,072           0.04%     7.140%       3.17             16.5%
                                   -----------------------------------------------------------------------------------
             TOTAL/WEIGHTED           208       $  9 18,137,95         100.00%     7.300%       3.12x            60.0%
                                   ===================================================================================

             (1) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

             (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[CHART]

                                                                                  WEIGHTED
                                NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
                                MORTGAGED       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED        AVERAGE
                                  REAL            PRINCIPAL     MORTGAGE POOL     INTEREST      AVERAGE       CUT-OFF DATE
PROPERTY TYPE                   PROPERTIES      BALANCE  (1)       BALANCE          RATE        U/W DSCR      LTV RATIO(1)
===========================================================================================================================
Multifamily                        129         $ 379,388,185            41.32%       7.061%         5.39x              47.1%
Office                              28           240,029,628            26.14%       7.313%         1.58               70.1%
Retail                              21           183,405,886            19.98%       7.476%         1.44               70.3%
Mixed Use                            9            40,593,983             4.42%       7.806%         1.46               61.4%
Industrial                           9            24,406,613             2.66%       7.442%         1.60               67.6%
Hotel                                3            23,854,886             2.60%       8.170%         1.57               65.1%
Self Storage                         5            20,398,163             2.22%       7.833%         1.33               71.0%
Manufactured Housing                 4             6,060,608             0.66%       7.275%         1.53               65.6%
                                   ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            208         $ 918,137,952           100.00%       7.300%         3.12x              60.0%
                                   ========================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF   AVERAGE                     WEIGHTED
                                        MORTGAGED        CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED       AVERAGE
                                           REAL           PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE     CUT -OFF DATE
PROPERTY TYPE        PROPERTY SUB-TYPE  PROPERTIES        BALANCE(1)        BALANCE        RATE      U/W DSCR    LTV RATIO(1)
-------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                     Rental                 37           $ 208,460,978           22.70%     7.331%       1.34x            76.2%
                     Cooperative            92             170,927,206           18.62%     6.731%      10.34             11.6%
                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    129           $ 379,388,185           41.32%     7.061%       5.39x            47.1%
                                        ======================================================================================
RETAIL

                     Anchored  (2)          12           $ 150,162,712           16.36%     7.452%       1.46x            70.0%
                     Unanchored              9              33,243,174            3.62%     7.581%       1.33             71.5%
                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     21           $ 183,405,886           19.98%     7.476%       1.44x            70.3%
                                        ======================================================================================
HOTEL

                     Full Service            2           $  20,632,802            2.25%     8.080%       1.58x            67.0%
                     Limited Service         1               3,222,084            0.35%     8.750%       1.53             52.8%
                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      3           $  23,854,886            2.60%     8.170%       1.57x            65.1%
                                        ======================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.
(2) INCLUDES SHADOW ANCHORED PROPERTIES.

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                WEIGHTED
                                NUMBER OF                      PERCENTAGE OF    AVERAGE                   WEIGHTED
                                UNDERLYING     CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                                MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE     CUT-OFF DATE
MORTGAGE LOAN SELLER              LOANS        BALANCE(1)         BALANCE         RATE      U/W DSCR    LTV RATIO(1)
----------------------------------------------------------------------------------------------------------------------
Column                              90        $ 635,147,735            69.18%      7.424%       1.48x            71.4%
NCB and Affiliates                 103          217,200,530            23.66%      6.917%       8.46             22.4%
KeyBank                             11           65,789,687             7.17%      7.374%       1.29             74.4%
                                -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            204        $ 918,137,952           100.00%      7.300%       3.12x            60.0%
                                =====================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                       CUT-OFF DATE PRINCIPAL BALANCES(1)

[CHART]

Primary Axis - Data arranged in Columns

$    134,508   -   $    500,000                    0.65%
$    500,001   -   $  1,000,000                    2.74%
$  1,000,001   -   $  1,500,000                    3.55%
$  1,500,001   -   $  2,000,000                    5.23%
$  2,000,001   -   $  2,500,000                    2.69%
$  2,500,001   -   $  3,000,000                    4.02%
$  3,000,001   -   $  4,000,000                    4.50%
$  4,000,001   -   $  5,000,000                    4.91%
$  5,000,001   -   $  7,500,000                   13.32%
$  7,500,001   -   $ 10,000,000                   10.25%
$ 10,000,001   -   $ 20,000,000                   19.37%
$ 20,000,001   -   $ 30,000,000                    5.00%
$ 30,000,001   -   $ 40,000,000                    7.72%
$ 40,000,001   -   $ 50,000,000                   10.06%
$ 50,000,001   -   $ 55,000,000                    5.99%

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
       RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
        PRINCIPAL BALANCES           LOANS        BALANCE(1)         BALANCE         RATE      U/W DSCR     LTV RATIO
----------------------------------------------------------------------------------------------------------------------
$   134,508     -       500,000       22        $   5,968,242          0.65%         6.922%      8.82x         8.8%
    500,001     -     1,000,000       33           25,201,076          2.74%         7.237%      8.00         36.3%
  1,000,001     -     1,500,000       26           32,577,871          3.55%         7.177%      4.82         42.8%
  1,500,001     -     2,000,000       27           48,015,022          5.23%         7.319%      4.24         50.8%
  2,000,001     -     2,500,000       11           24,742,326          2.69%         7.121%      7.64         39.3%
  2,500,001     -     3,000,000       13           36,872,413          4.02%         7.199%     10.06         43.1%
  3,000,001     -     4,000,000       12           41,289,140          4.50%         7.320%      5.06         44.4%
  4,000,001     -     5,000,000       10           45,067,989          4.91%         7.090%      6.27         39.4%
  5,000,001     -     7,500,000       19          122,272,728         13.32%         7.345%      2.13         61.5%
  7,500,001     -    10,000,000       11           94,072,242         10.25%         7.103%      2.87         57.2%
 10,000,001     -    20,000,000       13          177,876,728         19.37%         7.500%      1.39         69.4%
 20,000,001     -    30,000,000        2           45,881,831          5.00%         7.229%      1.34         78.2%
 30,000,001     -    40,000,000        2           70,895,222          7.72%         7.190%      2.02         70.0%
 40,000,001     -    50,000,000        2           92,405,125         10.06%         7.384%      1.58         66.8%
 50,000,001     -  $ 55,000,000        1           55,000,000          5.99%         7.380%      1.24         75.9%
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              204        $ 918,137,952        100.00%         7.300%      3.12x        60.0%
                                 =====================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):  $55,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):     $134,508
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):  $4,500,676

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

[CHART]

Primary Axis - Data arranged in Columns

        1.20x  -   1.25x                                    13.85%
        1.26x  -   1.29x                                     7.32%
        1.30x  -   1.35x                                    16.33%
        1.36x  -   1.40x                                     9.32%
        1.41x  -   1.45x                                     8.95%
        1.46x  -   1.50x                                     7.12%
        1.51x  -   1.59x                                     7.21%
        1.60x  -   1.99x                                     6.63%
        2.00x  -   3.99x                                     6.73%
        4.00x  -   6.00x                                     4.34%
        6.01x  -   8.00x                                     3.49%
        8.01x  -  10.00x                                     3.21%
       10.01x  -  25.00x                                     4.48%
       25.01x  -  76.72x                                     1.01%

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
              RANGE OF             MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
             U/W DSCRS               LOANS        BALANCE(1)         BALANCE         RATE      U/W DSCR     LTV RATIO
----------------------------------------------------------------------------------------------------------------------
      1.20x       -        1.25        6      $   127,184,259         13.85%         7.440%      1.24x        77.4%
      1.26        -        1.29       18           67,164,006          7.32%         7.468%      1.27         74.4%
      1.30        -        1.35       25          149,913,801         16.33%         7.438%      1.32         73.4%
      1.36        -        1.40       14           85,596,192          9.32%         7.460%      1.38         72.7%
      1.41        -        1.45       13           82,209,003          8.95%         7.428%      1.42         71.4%
      1.46        -        1.50       14           65,412,688          7.12%         7.451%      1.47         69.6%
      1.51        -        1.59       14           66,207,701          7.21%         7.778%      1.56         63.9%
      1.60        -        1.99        8           60,887,853          6.63%         7.346%      1.80         59.2%
      2.00        -        3.99       14           61,799,967          6.73%         6.862%      2.71         54.4%
      4.00        -        6.00       17           39,886,967          4.34%         6.673%      5.03         14.7%
      6.01        -        8.00       17           32,033,870          3.49%         6.678%      6.68         12.2%
      8.01        -       10.00       13           29,470,597          3.21%         6.808%      9.33          7.0%
     10.01        -       25.00       25           41,110,364          4.48%         6.645%     13.59          5.3%
     25.01        -       76.72x       6            9,260,684          1.01%         6.780%     50.03          1.7%
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              204      $   918,137,952        100.00%         7.300%      3.12x        60.0%
                                 =====================================================================================

MAXIMUM U/W DSCR:                  76.72x
MINIMUM U/W DSCR:                   1.20x
WTD. AVG. U/W DSCR:                 3.12x

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                         CUT-OFF LOAN-TO VALUE RATIOS(1)

[CHART]

Primary Axis - Data arranged in Columns

                   1.2%  -   5.0%                    3.03%
                   5.0%  -   7.5%                    4.09%
                  7.65   -  10.0%                    2.34%
                  10.1%  -  15.0%                    4.70%
                  15.1%  -  20.0%                    2.12%
                  20.1%  -  30.0%                    1.81%
                  30.1%  -  50.0%                    2.15%
                  50.1%  -  65.0%                   14.97%
                 65.15   -  70.0%                   12.19%
                  70.1%  -  72.5%                    8.22%
                  72.6%  -  74.5%                   15.21%
                  74.6%  -  75.5%                    5.25%
                  75.6%  -  77.5%                   10.50%
                  77.6%  -  79.8%                   13.41%

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
       RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
      LOAN-IN-VALUE RATIOS(1)        LOANS        BALANCE(1)         BALANCE         RATE      U/W DSCR     LTV RATIO
----------------------------------------------------------------------------------------------------------------------
       1.2%   -    5.0%               17      $    27,814,185          3.03%         6.727%     25.69x         3.3%
       5.1%   -    7.5%               17           37,564,606          4.09%         6.739%     11.48          6.0%
       7.6%   -   10.0%               20           21,494,251          2.34%         6.775%      9.25          8.4%
      10.1%   -   15.0%               14           43,197,069          4.70%         6.683%      5.92         12.1%
      15.1%   -   20.0%                9           19,430,887          2.12%         6.544%      5.04         17.6%
      20.1%   -   30.0%               11           16,636,144          1.81%         6.913%      3.35         26.0%
      30.1%   -   50.0%                5           19,745,381          2.15%         7.697%      1.80         45.4%
      50.1%   -   65.0%               19          137,435,253         14.97%         7.296%      1.92         61.1%
      65.1%   -   70.0%               21          111,902,993         12.19%         7.581%      1.50         68.1%
      70.1%   -   72.5%               17           75,507,951          8.22%         7.538%      1.42         71.5%
      72.6%   -   74.5%               19          139,638,644         15.21%         7.432%      1.35         73.7%
      74.6%   -   75.5%               11           48,170,929          5.25%         7.373%      1.29         74.9%
      75.6%   -   77.5%                7           91,048,909          9.92%         7.336%      1.30         76.4%
      77.6%   -   79.8%               17          128,550,748         14.00%         7.412%      1.30         78.9%
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              204      $   918,137,952        100.00%         7.300%      3.12x        60.0%
                                 =====================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO(1):  79.8%
MINIMUM CUT-OFF DATE LTV RATIO(1):   1.2%
WTD. AVG. CUT-OFF DATE LTV RATIO(1) 60.0%

(1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                             MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                    UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
               RANGE OF              MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
        MORTGAGE INTEREST RATES        LOANS        BALANCE(1)         BALANCE         RATE      U/W DSCR   LTV RATIO(1)
  ----------------------------------------------------------------------------------------------------------------------
       6.140%      -      6.500%        16      $    38,571,687          4.20%         6.360%     11.24x        10.5%
       6.501%      -      6.650%         9           24,359,756          2.65%         6.580%      7.81          9.7%
       6.651%      -      6.750%        18           66,586,716          7.25%         6.735%      5.92         42.7%
       6.751%      -      7.000%        31           68,589,991          7.47%         6.893%      6.68         28.4%
       7.001%      -      7.150%        22           62,524,313          6.81%         7.091%      7.03         49.9%
       7.151%      -      7.250%        14          114,335,410         12.45%         7.226%      1.48         73.3%
       7.251%      -      7.350%        18           90,517,837          9.86%         7.294%      1.42         72.5%
       7.351%      -      7.500%        22          216,085,499         23.54%         7.396%      1.42         71.3%
       7.501%      -      7.650%        16           59,964,464          6.53%         7.579%      1.41         66.1%
       7.651%      -      7.900%        17          102,637,749         11.18%         7.752%      1.42         70.9%
       7.901%      -      8.150%        11           58,712,151          6.39%         8.003%      1.57         67.8%
       8.151%      -      8.250%         4            6,098,778          0.66%         8.205%      1.32         64.8%
       8.251%      -      8.750%         6            9,153,602          1.00%         8.480%      1.38         65.1%
                                   -------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:              204      $   918,137,952        100.00%         7.300%      3.12X        60.0%
                                   =====================================================================================

  MAXIMUM MORTGAGE INTEREST RATE:    8.750%
  MINIMUM MORTGAGE INTEREST RATE:    6.140%
  WTD. AVG. MORTGAGE INTEREST RATE:  7.300%

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                         MORTGAGE LOAN AMORTIZATION TYPE

                                                                                     WEIGHTED
                             NUMBER OF                             PERCENTAGE OF      AVERAGE                 WEIGHTED
                            UNDERLYING            CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
                             MORTGAGE               PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
  LOAN TYPE                    LOANS                BALANCE(1)        BALANCE          RATE      U/W DSCR   LTV RATIO(1)
  ----------------------------------------------------------------------------------------------------------------------
  Balloon                      181              $   707,623,297         77.07%         7.324%      2.84x        61.8%
  ARD                            6                  159,057,499         17.32%         7.265%      1.82         65.5%
  Interest Only                 10                   33,830,000          3.68%         6.723%     15.44          7.1%
  Fully Amortizing               7                   17,627,156          1.92%         7.744%      2.55         41.7%
                            --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:      204              $   918,137,952        100.00%         7.300%      3.12x        60.0%
                            ============================================================================================

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                     WEIGHTED
                                NUMBER OF                          PERCENTAGE OF      AVERAGE                 WEIGHTED
          RANGE OF             UNDERLYING         CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
       ORIGINAL TERM            MORTGAGE            PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
  TO STATED MATURITY(MONTHS)     LOANS              BALANCE(2)        BALANCE          RATE      U/W DSCR   LTV RATIO(2)
  ----------------------------------------------------------------------------------------------------------------------
       60    -      84              3           $    19,294,204          2.10%         7.700%      1.67x        67.7%
       85    -     120            197               881,947,460         96.06%         7.282%      3.17         60.2%
      121    -     180              4                16,896,288          1.84%         7.773%      2.30         43.3%
                            --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:         204           $   918,137,952        100.00%         7.300%      3.12x        60.0%
                            ============================================================================================

  MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(2):      180
  MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(2):       60
  WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS)(2):    120

  (1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
  (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                     REMAINING TERMS TO STATED MATURITY (1)

                                                                                    WEIGHTED
         RANGE OF           NUMBER OF                             PERCENTAGE OF      AVERAGE                 WEIGHTED
      REMAINING TERMS      UNDERLYING            CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
    TO STATED MATURITY      MORTGAGE               PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
     (MONTHS)(1) (2)         LOANS                BALANCE(2)         BALANCE          RATE      U/W DSCR    LTV RATIO(2)
  ----------------------------------------------------------------------------------------------------------------------
       55   -   84               4              $    20,419,225          2.22%         7.695%      1.67x        67.5%
       85   -  117             155                  575,476,421         62.68%         7.304%      3.09         60.1%
      118   -  179              45                  322,242,306         35.10%         7.269%      3.26         59.5%
                            --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:      204              $   918,137,952        100.00%         7.300%      3.12x        60.0%
                            ============================================================================================

  MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):     179
  MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):      55
  WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS)(1)(2):   116

  (1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
  (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                           ORIGINAL AMORTIZATION TERMS

                                                                                     WEIGHTED
                               NUMBER OF                             PERCENTAGE OF      AVERAGE                 WEIGHTED
          RANGE OF            UNDERLYING            CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
       ORIGINAL TERM           MORTGAGE               PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
  TO STATED MATURITY(MONTHS)     LOANS                BALANCE(1)        BALANCE          RATE      U/W DSCR   LTV RATIO(1)
  ----------------------------------------------------------------------------------------------------------------------
       Interest Only              10              $    33,830,000          3.68%         6.723%     15.44x         7.1%
    120      -     300            49                  154,759,651         16.86%         7.542%      2.92         55.2%
    301      -     350             2                   13,374,880          1.46%         7.392%      1.30         72.5%
    351      -     360           116                  605,489,913         65.95%         7.376%      1.89         69.3%
    361      -     720            27                  110,683,508         12.06%         6.709%      6.58         31.0%
                          ----------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:        204              $   918,137,952        100.00%         7.300%      3.12x        60.0%
                          ==============================================================================================

  MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(2):     720
  MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(2):     120
  WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS)(2):   365

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.
  (2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY
      DATE.

                           REMAINING AMORTIZATION TERMS(1)

                                                                                     WEIGHTED
                             NUMBER OF                              PERCENTAGE OF      AVERAGE                 WEIGHTED
           RANGE OF         UNDERLYING            CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED     AVERAGE
   REMAINING AMORTIZATION    MORTGAGE               PRINCIPAL       MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
    TERMS (MONTHS(2)          LOANS                 BALANCE(1)          BALANCE          RATE     U/W DSCR   LTV RATIO(1)
  ----------------------------------------------------------------------------------------------------------------------
       Interest Only            10              $    33,830,000          3.68%         6.723%     15.44x         7.1%
    103     -      250          15                   36,232,815          3.95%         7.370%      5.46         35.5%
    251     -      300          34                  118,526,836         12.91%         7.595%      2.14         61.2%
    301     -      320           2                   13,374,880          1.46%         7.392%      1.30         72.5%
    321     -      350           9                   40,811,343          4.45%         7.774%      1.41         70.0%
    351     -      718         134                  675,362,078         73.56%         7.243%      2.69         62.9%
                          --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:      204              $   918,137,952        100.00%         7.300%      3.12x        60.0%
                          ============================================================================================

  MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)(1)(2):       718
  MINIMUM REMAINING AMORTIZATION TERM (MONTHS)(1)(2):       103
  WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS)(1)(2):     361

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.
  (2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY
      DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                          YEAR BUILT/ YEAR RENOVATED(1)

                                                                                     WEIGHTED
                             NUMBER OF                             PERCENTAGE OF     AVERAGE                  WEIGHTED
                             MORTGAGED             CUT-OFF DATE       INITIAL        MORTGAGE     WEIGHTED    AVERAGE
       RANGE OF YEARS          REAL                 PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
     BUILT/RENOVATED (1)    PROPERTIES              BALANCE(2)        BALANCE           RATE      U/W DSCR   LTV RATIO(2)
  ----------------------------------------------------------------------------------------------------------------------
    1900    -    1970           24              $    58,719,593          6.40%         7.306%     10.95x        35.8%
    1971    -    1980           36                   59,053,182          6.43%         7.113%      6.37         44.7%
    1981    -    1990           74                  289,788,465         31.56%         7.199%      3.70         47.8%
    1991    -    2001           74                  510,576,712         55.61%         7.379%      1.51         71.5%
                            --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:      208              $   918,137,952        100.00%         7.300%      3.12x        60.0%
                            ============================================================================================

  MOST RECENT YEAR BUILT/RENOVATED(1):    2001
  OLDEST YEAR BUILT/RENOVATED(1):         1900
  WTD. AVG. YEAR BUILT/RENOVATED(1):      1990

  (1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, THE YEAR RENOVATED, OR CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE PROPERTIES.
  (2) ASSUMES A CUT-OFF DATE IN MAY 2002.

                      OCCUPANCY RATES AT UNDERWRITING(1)(3)

                      OCCUPANCY RATES AT UNDERWRITING(1)(3)

                                                                                     WEIGHTED
                             NUMBER OF                             PERCENTAGE OF      AVERAGE                 WEIGHTED
                             MORTGAGED             CUT-OFF DATE       INITIAL        MORTGAGE    WEIGHTED     AVERAGE
     RANGE OF OCCUPANCY        REAL                 PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE   CUT-OFF DATE
      RATE AT U/W(1)(2)     PROPERTIES              BALANCE(2)        BALANCE          RATE      U/W DSCR   LTV RATIO(2)
  ----------------------------------------------------------------------------------------------------------------------
    67%      -      85%          8              $    76,971,355          8.38%         7.522%      1.27x        74.5%
    86%      -      90%         10                  123,705,251         13.47%         7.412%      1.60         67.5%
    91%      -      93%         27                  173,518,048         18.90%         7.345%      2.75         70.9%
    94%      -      95%         68                  202,278,328         22.03%         6.952%      6.23         38.4%
    96%      -      97%         36                   91,430,939          9.96%         7.084%      4.58         42.4%
    98%      -     100%         56                  226,379,146         24.66%         7.436%      1.65         68.5%
                            --------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:      205              $   894,283,066         97.40%         7.277%      3.16x        59.9%
                          ==============================================================================================

  MAXIMUM OCCUPANCY RATE AT U/W(1):    100%
  MINIMUM OCCUPANCY RATE AT U/W(1):     67%
  WTD. AVG. OCCUPANCY RATE AT U/W(1):   94%

  (1) DOES NOT INCLUDE HOSPITALITY PROPERTIES.
  (2) ASSUMES A CUT-OFF DATE IN MAY 2002.
  (3) IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES OCCUPANCY RATES REFLECT UNDERWRITTEN OCCUPANCY RATES.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                    PREPAYMENT PROVISION AS OF CUT-OFF DATE

                                                                          WEIGHTED      WEIGHTED            WEIGHTED
                                                                          AVERAGE       AVERAGE             AVERAGE        WEIGHTED
                                                         PERCENTAGE OF   REMAINING     REMAINING           REMAINING       AVERAGE
          RANGE OF           NUMBER OF   CUT-OFF DATE       INITIAL       LOCKOUT       LOCKOUT         LOCKOUT PLUS YM    REMAINING
     REMAINING TERMS TO       MORTGAGE     PRINCIPAL     MORTGAGE POOL    PERIOD     PLUS YM PERIOD   PLUS PREMIUM PERIOD  MATURITY
   STATED MATURITY (YEARS)     LOANS      BALANCE(1)        BALANCE       (YEARS)       (YEARS)             (YEARS)       (YEARS)(2)
   ---------------------------------------------------------------------------------------------------------------------------------
    2.00       -       4.99       2      $  13,815,859       1.50%          4.4           4.4                 4.4               4.7
    5.00       -       9.49      38         99,179,350      10.80%          8.6           8.6                 8.7               8.9
    9.50       -       9.99     159        782,264,456      85.20%          9.1           9.4                 9.4               9.7
   10.00       -      10.99       1          5,982,000       0.65%          9.8           9.8                 9.8              10.0
   11.00       -      20.00       4         16,896,288       1.84%         14.5          14.5                14.6              14.9
                             -------------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:      204      $ 918,137,952     100.00%          9.1           9.3                 9.4               9.7
                             =======================================================================================================

   (1) ASSUMES A CUT-OFF DATE IN MAY 2002.
   (2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                  PREPAYMENT OPTION

                                                                          WEIGHTED      WEIGHTED           WEIGHTED
                                                                          AVERAGE       AVERAGE            AVERAGE         WEIGHTED
                                                         PERCENTAGE OF   REMAINING     REMAINING          REMAINING         AVERAGE
                             NUMBER OF   CUT-OFF DATE       INITIAL       LOCKOUT       LOCKOUT        LOCKOUT PLUS YM     REMAINING
                              MORTGAGE     PRINCIPAL     MORTGAGE POOL    PERIOD     PLUS YM PERIOD  PLUS PREMIUM PERIOD   MATURITY
       PREPAYMENT OPTION       LOANS      BALANCE(1)        BALANCE       (YEARS)       (YEARS)            (YEARS)        (YEARS)(2)
   ---------------------------------------------------------------------------------------------------------------------------------
   Lockout / Defeasance         178      $ 849,095,479       92.48%         9.4           9.4                 9.4               9.7
   Lockout / Yield
    Maintenance                  11         39,064,409        4.25%         3.4           9.3                 9.3               9.7
   Lockout / Penalty             13         26,215,024        2.86%         8.3           8.3                 9.6               9.8
   Yield Maintenance              1          1,921,047        0.21%         0.0           9.6                 9.6               9.8
   Lockout / Yield
    Maintenance / Penalty         1          1,841,993        0.20%         3.6           6.5                 9.1               9.6

                             -------------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:      204      $ 918,137,952      100.00%         9.1           9.3                 9.4               9.7
                             =======================================================================================================

   (1) ASSUMES A CUT-OFF DATE IN MAY 2002.
   (2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                      MORTGAGE POOL PREPAYMENT PROFILE(1)

                                    NUMBER OF
                  MONTHS SINCE      MORTGAGE      OUTSTANDING     % OF POOL       YIELD       PREPAYMENT    % OF POOL
    DATE          CUT-OFF DATE       LOANS        BALANCE(MM)      LOCKOUT     MAINTENANCE     PREMIUM         OPEN         TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   MAY-02              0               204        $       918.1      99.8%        0.2%           0.0%          0.0%         100.0%

   MAY-03             12               204        $       909.7      99.7%        0.3%           0.0%          0.0%         100.0%

   MAY-04             24               204        $       900.5      98.9%        1.1%           0.0%          0.0%         100.0%

   MAY-05             36               204        $       890.5      98.5%        1.5%           0.0%          0.0%         100.0%

   MAY-06             48               204        $       879.6      95.6%        4.4%           0.0%          0.0%         100.0%

   MAY-07             60               202        $       854.8      95.3%        4.7%           0.0%          0.0%         100.0%

   MAY-08             72               201        $       841.5      95.4%        4.6%           0.0%          0.0%         100.0%

   MAY-09             84               200        $       823.4      95.4%        4.4%           0.2%          0.0%         100.0%

   MAY-10             96               200        $       809.2      95.2%        4.4%           0.4%          0.0%         100.0%

   MAY-11            108               197        $       776.4      89.1%        4.5%           2.9%          3.5%         100.0%

   MAY-12            120                 4        $         7.8     100.0%        0.0%           0.0%          0.0%         100.0%

   MAY-13            132                 4        $         6.5     100.0%        0.0%           0.0%          0.0%         100.0%

   MAY-14            144                 4        $         5.0      96.6%        0.0%           3.4%          0.0%         100.0%

   MAY-15            156                 4        $         3.4      96.6%        0.0%           3.4%          0.0%         100.0%

   MAY-16            168                 4        $         1.7      96.6%        0.0%           3.4%          0.0%         100.0%
   ---------------------------------------------------------------------------------------------------------------------------------

   (1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

                RANGE OF CUT-OFF DATE RENTAL BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS(1)

                                                                               WEIGHTED                   WEIGHTED       WEIGHTED
         RANGE OF              NUMBER OF                      PERCENTAGE OF    AVERAGE                    AVERAGE        AVERAGE
         CUT -OFF             UNDERLYING     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED    CUT-OFF DATE    CUT-OFF DATE
       RENTAL BASIS            MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE      CO-OP BASIS    RENTAL BASIS
         LTV  (1)               LOANS         BALANCE (1)        BALANCE         RATE     U/W DSCR     LTV RATIO (1)  LTV RATIO  (1)
  ----------------------------------------------------------------------------------------------------------------------------------
   1.6%       -        9.9%      25           $   38,783,007      4.22%         6.666%      23.06x          4.1%            6.7%
  10.0%       -       19.9%      38               68,068,641      7.41%         6.753%       8.52           8.4%           15.1%
  20.0%       -       29.9%      15               44,910,834      4.89%         6.646%       5.28          15.3%           24.1%
  30.0%       -       63.3%      14               19,164,724      2.09%         6.983%       2.91          29.1%           41.2%
                            --------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:        92           $  170,927,206     18.62%         6.731%      10.34X         11.6%           18.5%
                            ========================================================================================================

  MAXIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :       63.3%
  MINIMUM CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :        1.6%
  WTD. AVG. CUT-OFF DATE RENTAL BASIS LTV RATIO (1) :     18.5%

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.

                 RANGE OF CUT-OFF DATE CO-OP BASIS LOAN TO VALUE
                    RATIOS FOR COOPERATIVE MORTGAGE LOANS(1)

                                                                                WEIGHTED                 WEIGHTED        WEIGHTED
           RANGE OF            NUMBER OF                      PERCENTAGE OF     AVERAGE                  AVERAGE         AVERAGE
           CUT-OFF            UNDERLYING       CUT-OFF DATE      INITIAL        MORTGAGE    WEIGHTED   CUT-OFF DATE    CUT-OFF DATE
         CO-OP BASIS           MORTGAGE         PRINCIPAL     MORTGAGE POOL     INTEREST    AVERAGE     CO-OP BASIS    RENTAL BASIS
           LTV (1)              LOANS           BALANCE (1)      BALANCE          RATE      U/W DSCR   LTV RATIO (1)   LTV RATIO (1)
  ----------------------------------------------------------------------------------------------------------------------------------
   1.2%      -       9.9%        53          $   85,581,182       9.32%          6.745%      15.60x         5.7%           10.4%
  10.0%      -      19.9%        24              63,919,817       6.96%          6.640%       5.69         13.8%           22.3%
  20.0%      -      29.9%        11              16,636,144       1.81%          6.913%       3.35         26.0%           37.0%
  30.0%      -      49.1%         4               4,790,063       0.52%          7.062%       2.66         37.7%           46.0%
                          ----------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:        92          $  170,927,206      18.62%          6.731%      10.34X        11.6%           18.5%
                          ==========================================================================================================

  MAXIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :     49.1%
  MINIMUM CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :      1.2%
  WTD. AVG. CUT-OFF DATE CO-OP BASIS LTV RATIO (1) :   11.6%

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

             SPONSOR OWNED UNITS IN THE COOPERATIVE MORTGAGE LOANS

                                                                   WEIGHTED                  WEIGHTED      WEIGHTED       WEIGHTED
                       NUMBER OF                   PERCENTAGE OF   AVERAGE                   AVERAGE       AVERAGE        AVERAGE
       PERCENTAGE     UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED    CUT-OFF DATE  CUT-OFF DATE    PERCENT OF
       OF SPONSOR-     MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE     CO-OP BASIS   RENTAL BASIS  SPONSOR OWNED
       OWNED UNITS       LOANS       BALANCE (1)      BALANCE        RATE      U/W DSCR   LTV RATIO (1)  LTV RATIO (1)     UNITS
  ----------------------------------------------------------------------------------------------------------------------------------
        0.0%             55        $   86,955,867      9.47%        6.803%      13.65x         9.1%           15.7%          0.0%
  0.7%   -     9.9%       9            32,522,368      3.54%        6.696%       7.84          9.7%           17.9%          5.1%
  10.0%  -    19.9%       9            16,129,984      1.76%        6.477%       6.75         15.8%           22.6%         14.4%
  20.0%  -    29.9%       5             8,097,437      0.88%        6.674%       7.98         11.0%           16.9%         22.7%
  30.0%  -    39.9%       4             4,199,219      0.46%        6.804%       5.69         19.9%           23.9%         36.1%
  40.0%  -   100.0%      10            23,022,331      2.51%        6.693%       5.53         19.3%           26.4%         56.7%

                      --------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED
  AVERAGE:               92        $  170,927,206     18.62%        6.731%      10.34x        11.6%           18.5%         11.9%
                      ==============================================================================================================

  MAXIUM PERCENTAGE OF SPONSOR-OWNED UNITS :       100.0%
  MINIMUM PERCENTAGE OF SPONSOR-OWNED UNITS (2) :    0.7%
  WTD. AVG. PERCENTAGE OF SPONSOR-OWNED UNITS :     11.9%

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.
  (2) DOES NOT INCLUDE COOPERATIVE MORTGAGE LOANS WITHOUT ANY SPONSOR OWNED
      UNITS.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                     NUMBER OF                                         WEIGHTED
                                     UNDERLYING                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                                     MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE     WEIGHTED      AVERAGE
                                       REAL           PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE     CUT-OFF DATE
  OWNERSHIP INTEREST                 PROPERTIES      BALANCE (1)        BALANCE         RATES       U/W DSCR    LTV RATIO (1)
  ---------------------------------------------------------------------------------------------------------------------------
  Fee                                   206        $  909,485,923       99.06%           7.294%       3.14x         60.0%
  Leasehold                               2             8,652,029        0.94%           7.934%       1.41          63.3%

                                     ----------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:               208        $  918,137,952       100.0%           7.300%       3.12x         60.0%
                                     ========================================================================================

  (1) ASSUMES A CUT-OFF DATE IN MAY 2002.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

[PHOTO OF PNC CENTER CINCINATI, OH]

[PHOTO OF 1101 KING STREET ALEXANDRIA, VA]

[PHOTO OF BEAVER VALLEY MALL CENTER TOWNSHIP PA]

[PHOTO OF VERANDAH APARTMENTS MIAMI, FL]

[PHOTO OF SAN BRUNO TOWNE CENTER SAN BRUNO, CA]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2         COLLATERAL AND STRUCTURAL TERM SHEET          MAY 1, 2002

[PHOTO OF WEST COAST GRAND HOTEL AT THE PARK SPOKANE, WA]

[PHOTO OF MAIN STREET COMMONS ST. CHARLES, IL]

[PHOTO OF WEST COAST OLYMPIA HOTEL OLYMPIA, WA]

[PHOTO OF PARADISE ISLAND APARTMENTS JACKSONVILLE, FL]

[PHOTO OF 330 WEST 34TH NEW YORK, NY]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                           SIGNIFICANT MORTGAGE LOANS

                                                                   PERCENTAGE
                                                                   OF INITIAL
                                                  CUT-OFF DATE      MORTGAGE                   MORTGAGE                  CUT-OFF
   #                              PROPERTY         PRINCIPAL          POOL       SF/ UNITS/    INTEREST      U/W           DATE
        PROPERTY                    TYPE           BALANCE(1)        BALANCE       ROOMS         RATE        DSCR      LTV RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------
   1    Paradise Island
        Apartments                Multifamily    $ 55,000,000        5.99%             980      7.380%        1.24x       75.9%
------------------------------------------------------------------------------------------------------------------------------------
   2    Beaver Valley Mall          Retail       $ 47,963,367        5.22%         965,912      7.360%        1.82x       60.0%
------------------------------------------------------------------------------------------------------------------------------------
   3    PNC Center                  Office       $ 44,441,758        4.84%         497,394      7.410%        1.33x       74.2%
------------------------------------------------------------------------------------------------------------------------------------
   4    330 West 34th Street        Office       $ 39,983,418        4.35%         632,152      6.750%        2.62x       63.5%
------------------------------------------------------------------------------------------------------------------------------------
   5    San Bruno Towne Center      Retail       $ 30,911,804        3.37%         156,617      7.760%        1.25x       78.3%
------------------------------------------------------------------------------------------------------------------------------------
   6    Verandah                  Multifamily    $ 24,935,677        2.72%             440      7.220%        1.41x       77.3%
------------------------------------------------------------------------------------------------------------------------------------
   7    Main Street Commons         Retail       $ 20,946,153        2.28%         164,974      7.240%        1.25x       79.3%
------------------------------------------------------------------------------------------------------------------------------------
   8    WestCoast Grand
        Hotel at the Park            Hotel       $ 13,887,463(2)     1.51%(2)          402      8.080%        1.58x(3)    67.0%(3)
------------------------------------------------------------------------------------------------------------------------------------
   9    WestCoast Olympia            Hotel       $  6,745,339(2)     0.74%(2)          190      8.080%        1.58x(3)    67.0%(3)
        Hotel
------------------------------------------------------------------------------------------------------------------------------------
  10    1101 King Street            Office       $ 18,475,109        2.01%         136,481      7.300%        1.27x       75.1%
====================================================================================================================================
        TOTAL / WTD. AVG.                        $303,290,088       33.03%                      7.357%        1.57x       71.4%
====================================================================================================================================

(1)  Based on a Cut-off Date in May 2002.

(2) The WestCoast Grand Hotel at the Park and the WestCoast Olympia Hotel (together the WestCoast Hotel Portfolio totaling 2.25% of the pool) are cross-collateralized and cross-defaulted loans, that when combined, aggregate $20,632,802.

(3)  Based upon combined WestCoast Hotel Portfolio.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                           PARADISE ISLAND APARTMENTS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $55,000,000

FIRST PAYMENT DATE(1):             February 11, 2002 (interest only through
                                   January 11, 2003)

MORTGAGE INTEREST RATE:            7.380% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     January 11, 2012

MATURITY/ARD BALANCE:              $49,329,933

BORROWER(S):                       Park Avenues Rental Community Two, Ltd.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance except during the last
                                   three months prior to loan maturity

LOAN PER UNIT(2):                  $56,122

UPFRONT RESERVES:                  Credit Enhancement  $3,500,000(3)

ONGOING RESERVES:                  Tax and Insurance   (4)
                                   Replacement Reserve (5)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Multifamily

PROPERTY SUB-TYPE:                 Rental

LOCATION:                          Jacksonville, Florida

YEAR BUILT/RENOVATED:              1994/1996

UNITS:                             980

OCCUPANCY AT U/W:                  84%(6)

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Perimeter Realty, Inc.

U/W NCF:                           $5,634,356(7)

APPRAISED VALUE:                   $72,500,000

APPRAISED DATE:                    August 22, 2001

CUT-OFF DATE LTV:                  75.9%

MATURITY LTV/ARD:                  68.0%

U/W DSCR:                          1.24x(7)

     (1) The loan is interest only through January 11, 2003.

     (2) Based on the cut-off date principal balance in May 2002.

     (3) An affiliate of the lender has provided a Letter of Credit in amount of $3,500,000 as a credit enhancement for the Paradise Island Apartments Loan. The Letter of Credit shall be released upon the Paradise Island Apartments Loan achieving a 1.25x DSCR based on T-12 income with expenses equal to a maximum of actual or underwritten. The Letter of Credit shall be used to offset realized losses as more particularly described in the Pooling and Servicing Agreement.

     (4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

     (5) The borrower is required to deposit $16,333 per month ($200 per unit per year) into a replacement reserve.

     (6) Occupancy is based on the 3/31/2002 rent roll.

     (7) U/W NCF is based upon stabilized occupancy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                           PARADISE ISLAND APARTMENTS

                             ADDITIONAL INFORMATION

   - Paradise Island is a four phase 980-unit Class A multifamily property located in Jacksonville, FL. Three of the four phases serve as collateral for the mortgage and were constructed between 1991 and 1996.

   - The subject consists of 324 one-bedroom units, 480 two-bedroom units and 176 three-bedroom units. Individual units have a full compliment of amenities including security systems and washer/dryer connections.

   - Amenities include 4 clubhouses, 4 pools, 4 fitness centers and tennis courts.

   - The subject is located on Southside Boulevard in southeast suburban Jacksonville, FL, which is the fastest growing section of Jacksonville. The subject has excellent access to the CBD via I-95 and to the beaches via J. Turner Butler Boulevard. The subject also benefits from numerous employment opportunities in the surrounding office complexes such as Bank of America Office Park located directly across the boulevard from the subject property. The Avenues Mall, the area's largest regional mall, is in the property's submarket. The tenancy at the property consists of mostly young professionals. The neighborhood is considered affluent and is growing at approximately 2.8% per year.

   - The Jacksonville MSA is located in the northeast corner of Florida, directly on the Atlantic coast. Jacksonville is the banking and commercial center for northeastern Florida and southern Georgia with fourteen commercial banks and eighteen savings and loans. The Jacksonville port is the largest in the Southeast and the sixth largest in the country.

   - Park Avenues Rental Community Two, Ltd., is controlled by Donald C. Fort, a Jacksonville-based developer who has developed 2,376 residential lots in 27 communities, 6 grocery anchored retail projects, and 12 other commercial developments.

   -  Perimeter Realty, which is the property management wholly owned by Donald
      C. Fort, the sponsor of the loan, manages 1,540 residential units and 355,000 SF of commercial space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                               BEAVER VALLEY MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $47,963,367

FIRST PAYMENT DATE:                May 11, 2002

MORTGAGE INTEREST RATE(1):         7.360% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     April 11, 2032

ANTICIPATED REPAYMENT DATE:        April 11, 2012

MATURITY/ ARD BALANCE:             $42,265,602

BORROWER:                          PR Beaver Valley Mall Limited Partnership

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date
                                   three months prior to the anticipated
                                   repayment date

LOAN PER SF(2):                    $50

UPFRONT RESERVES:                  Engineering Reserve    $1,929,025

ONGOING RESERVES:                  Sears Reserve          (3)
                                   Tax and Insurance      (4)
                                   Replacement Reserve    (5)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Center Township, Pennsylvania

YEAR BUILT/RENOVATED:              1970/1991

SQUARE FOOTAGE:                    965,912

OCCUPANCY AT U/W:                  88%(6)

OWNERSHIP INTEREST:                Fee

                                               % OF
                                               TOTAL    LEASE      RENT(6)
MAJOR TENANTS                      NRSF        NRSF   EXPIRATION     PSF
-------------                      ----        ----   ----------     ---
Boscov's                           194,498     20.1%  09/30/2018    $4.11
Sears                              190,759     19.7%  08/15/2006    $6.00
JCPenney                           126,010     13.0%  09/30/2017    $1.87

PROPERTY MANAGEMENT:               PREIT Services, LLC

U/W NCF:                           $7,218,442

APPRAISED VALUE:                   $80,000,000

APPRAISAL DATE:                    January 7, 2002

CUT-OFF DATE LTV:                  60.0%

MATURITY/ARD LTV:                  52.8%

U/W DSCR:                          1.82x

     (1) The initial mortgage interest rate is 7.360%. From and after the related anticipated repayment date, Beaver Valley Mall will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

     (2) Based on the May 2002 cut-off date principal balance.

     (3) The borrower is required to make monthly deposits of $25,000 into the Sears Reserve until such time as the balance in the Sears Reserve is equal to not less than $1,500,000; provided, however, that upon either Sears renewing its lease or acceptable replacement tenant entering into a lease of the Sears space for a term, in each instance, extending not less than two years beyond the anticipated replacement date, the borrower shall no longer be required to make monthly deposits into the Sears Reserve. In addition to the $25,000 monthly deposits, if Sears either delivers a notice of its intent to vacate or fails to deliver a notice to either vacate or not renew its lease, any excess cash flow shall be deposited into the Sears Reserve until the earlier to occur of the Sears Reserve balance equaling or exceeding $1,500,000 or Sears renewing its lease for a term of not less than five years.

     (4) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

     (5) The borrower is required to deposit $10,667 monthly for the first two years and $6,500 monthly for the third year of the loan into a replacement reserve.

     (6) Occupancy and rent per square foot are based on the 1/25/2002 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                               BEAVER VALLEY MALL

                             ADDITIONAL INFORMATION

   -  The Loan is shadow rated BBB+ by S&P and Baa3 by Moody's.

   -  Beaver Valley is a regional shopping mall anchored by Kauffman's (S&P: A+;
      Moody's: A1), which is not part of the collateral, Sears (S&P: A; Moody's:
      A3), Boscov's, and JC Penney (S&P: BBB -; Moody's: Ba2) located 35 miles northwest of Pittsburgh CBD.

   - For 2001, Boscov's, Sears and JC Penney had occupancy costs of approximately 4.2%, 2.7% and 5.3%, respectively.

   - In line tenants include national tenants such as The Gap, Disney Store, Limited Express, Victoria Secret, Bath & Body Works, and Foot Locker. Occupancy costs for 2001 averaged approximately 12.5% for in-line stores.

   - The property is located in a mature, "blue collar" suburb of Pittsburgh. Pittsburgh is the central commercial, financial and cultural hub for southwestern Pennsylvania, eastern Ohio, and western Maryland. Major employers include Westinghouse Electric, US Air, University of Pittsburgh, Melon Bank, PNC Financial and USX Corporation. Due to lower tax rates and the easy access provided by Route 60, Center Township is an attractive area for residential development.

   - With its size and good highway access, Beaver Valley Mall is the area's dominant retail center. The property is the focal point of the main retail corridor for this portion of the MSA. One quarter of a mile east of the subject is a community center anchored by Wal-Mart. The site across from the center is developed with a 125,000 square foot Lowe's store.

   - Improvements since the initial development in 1970 include a $7 million renovation in 1991 to modernize the mall with a food court and skylights. Additionally, JC Penney expanded in 1997 and Boscov's space was renovated in 1998.

   - Sears (20% NRA) exercised a 5-year renewal option in 2001 and spent about $7 million upgrading its space. A $1.5 million TILC reserve will be collected prior to the expiration of the Sears lease term, if Sears does not renew.

   - The Sponsor, PREIT, founded in 1960, is a self-administered REIT that owns, develops and operates shopping centers and apartments primarily in the eastern US. The company owns a diversified portfolio of 45 properties with 9.8 million SF of retail space and 7,242 apartment units.

   -  PREIT has been the property manager since 1990.

                   LEASE ROLLOVER SCHEDULE BEAVER VALLEY MALL

                                                                                            CUMULATIVE
                                                                            % OF TOTAL      % OF TOTAL
                           AVERAGE BASE                      CUMULATIVE     BASE RENTAL       RENTAL
           # OF LEASES     RENT PER SF      % OF TOTAL SF      % OF SF       REVENUES        REVENUES
   YEAR      ROLLING          ROLLING          ROLLING         ROLLING       ROLLING         ROLLING
----------------------------------------------------------------------------------------------------------
   2002           8            $30.23            0.9%            0.9%          3.0%             3.0%
----------------------------------------------------------------------------------------------------------
   2003           9            $19.36            4.4%            5.3%          9.3%            12.3%
----------------------------------------------------------------------------------------------------------
   2004           7            $27.82            1.7%            7.0%          5.0%            17.3%
----------------------------------------------------------------------------------------------------------
   2005          14            $24.88            2.4%            9.4%          6.4%            23.7%
----------------------------------------------------------------------------------------------------------
   2006          15            $ 5.48           29.9%           39.3%         17.8%            41.5%
----------------------------------------------------------------------------------------------------------
   2007          10            $10.75            6.3%           45.6%          7.4%            48.8%
----------------------------------------------------------------------------------------------------------
   2008           4            $22.07            1.1%           46.7%          2.5%            51.4%
----------------------------------------------------------------------------------------------------------
   2009           4            $22.48            1.7%           48.4%          4.1%            55.5%
----------------------------------------------------------------------------------------------------------
   2010          12            $15.20            6.4%           54.8%         10.6%            66.1%
----------------------------------------------------------------------------------------------------------
   2011          11            $25.54            3.7%           58.5%         10.3%            76.4%
----------------------------------------------------------------------------------------------------------
   2012           3            $19.06            1.3%           59.8%          2.7%            79.1%
----------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                   PNC CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $44,441,758

FIRST PAYMENT DATE:                April 11, 2002

MORTGAGE INTEREST RATE(1):         7.410% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     March 11, 2032

ANTICIPATED RAPAYMENT DATE:        March 11, 2012

MATURITY/ARD BALANCE:              $39,239,975

BORROWER:                          CINC Financial Associates, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date three
                                   months prior to the anticipated repayment
                                   date

LOAN PER SF(2):                    $89

UP-FRONT RESERVES:                 TI/LC Reserve           $1,750,000(3)
                                   Engineering Reserve     $29,350(4)
                                   Replacement Reserve     $470,650(5)

ONGOING RESERVES:                  TI/LC Reserve           (6)
                                   Tax and Insurance
                                   Reserve                 (7)
                                   Replacement Reserve     (8)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 CBD

LOCATION:                          Cincinnati, Ohio

YEAR BUILT/RENOVATED:              1979/2001

SQUARE FOOTAGE:                    497,394

OCCUPANCY AT U/W:                  92%(9)

OWNERSHIP INTEREST:                Fee

                                               % OF
                                               TOTAL    LEASE     RENT(9)
MAJOR TENANTS                      NRSF        NRSF   EXPIRATION    PSF
-------------                      ----        ----   ----------    ---
PNC Bank                           224,001     45.0%  02/28/2014  $ 8.08
Frost Brown Todd                   121,941     24.5%  12/31/2011  $15.78

PROPERTY MANAGEMENT:               Harbor Group Management Co.
                                   and Harbor Group International LLC.

U/W NCF:                           $4,936,853

APPRAISED VALUE:                   $59,900,000

APPRAISAL DATE:                    November 19, 2001

CUT-OFF DATE LTV :                 74.2%

MATURITY/ARD LTV:                  65.5%

U/W DSCR:                          1.33x

     (1) The initial mortgage interest rate is 7.410%. From and after the related anticipated repayment date, PNC Center Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

     (2) Based on May 2002 cut-off date principal balance.

     (3) The amount of $1,750,000 was held back at the time of loan origination to reimburse the borrower for specified tenant improvements and leasing commissions including reimbursements to the tenant under the Frost Brown Todd lease. Approximately $1,463,000 shall be distributed to Frost Brown Todd as tenant improvement costs by 1/1/2004.

     (4) The amount of $29,350 was held back at the time of loan origination to reimburse the borrower for the costs and expenses related to ADA compliance.

     (5) The amount of $470,650 was held back at the time of loan origination to reimburse the borrower for replacements and repairs to the PNC Center Property subject to the same conditions as provided in the loan documents for the ongoing replacement reserve.

     (6) The borrower is required to deposit $25,000 monthly into a TI/LC reserve.

     (7) The borrower is required to deposit monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

     (8) The borrower is required to deposit $8,290 monthly into a replacement reserve.

     (9) Occupancy and rent per square foot are based on the 2/12/2002 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                   PNC CENTER

                             ADDITIONAL INFORMATION

   - PNC Center is a 27 Story, 497,394 SF Class A office building located in the Cincinnati CBD that serves as PNC's regional headquarters.

   -  The building is currently 92% occupied by 19 tenants.

   - PNC Center has a strong institutional tenant base including PNC Bank Corp (S&P: A-; Moody's: A1), Frost Brown Todd (75th largest law firm in the country), KPMG LLP, New York Life Insurance Company (S&P: AA+), CB Richard Ellis, and Robert Half International (Moody's: Ba3). The largest tenant, The PNC Bank Corp, occupies 45% of NRA with an average base rent of $8.08 PSF and expires 2/28/2014. Frost Brown Todd, the second largest tenant, occupying 25% of NRA, executed a ten year lease in January 2002 at $15.78 PSF which expires 12/31/2001.

   - The property is located in the heart of the Cincinnati CBD at the southeast corner of East Fifth Street and Main Street. The Cincinnati CBD is well positioned for moderate long-term growth due to the diversification and strength of the economic base. The largest employers in the city include Kroger Company, Proctor & Gamble Company, University of Cincinnati, and Health Alliance of Greater Cincinnati.

   - The property has been maintained to the highest institutional standards. The property has had an ongoing repairs and maintenance program that has resulted in a Class A asset. One million dollars were spent in renovations on the buildings in 1999 with major items including roof replacement, facade work and elevator upgrades.

   - The sponsor of the borrower, Harbor Management Company, manages 1.9 million square foot of office space and 5,800 multifamily units across the US and UK.

                       LEASE ROLLOVER SCHEDULE PNC CENTER

                                                                                                       CUMULATIVE %
                                                                                      % OF TOTAL         OF TOTAL
                              AVERAGE BASE                                            BASE RENTAL         RENTAL
             # OF LEASES      RENT PER SF        % OF TOTAL SF       CUMULATIVE %      REVENUES          REVENUES
   YEAR        ROLLING          ROLLING             ROLLING         OF SF ROLLING      ROLLING            ROLLING
---------------------------------------------------------------------------------------------------------------------
   2003           3             $13.98               2.8%                2.8%             3.4%             3.4%
---------------------------------------------------------------------------------------------------------------------
   2004           3             $14.16               3.4%                6.3%             4.2%             7.6%
---------------------------------------------------------------------------------------------------------------------
   2005           7             $14.73               9.3%               15.5%            11.7%            19.3%
---------------------------------------------------------------------------------------------------------------------
   2006           5             $14.14               8.5%               24.1%            10.3%            29.6%
---------------------------------------------------------------------------------------------------------------------
   2011           1             $15.78              26.8%               50.8%            36.3%            65.9%
---------------------------------------------------------------------------------------------------------------------
   2014           3             $ 8.08              49.2%              100.0%            34.1%           100.0%
---------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                              330 WEST 34TH STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $39,983,418

FIRST PAYMENT DATE:                May 11, 2002

MORTGAGE INTEREST RATE(1):         6.750% per annum

AMORTIZATION:                      478 months

MATURITY DATE:                     April 11, 2042

ANTICIPATED REPAYMENT DATE:        April 11, 2012

MATURITY/ARD BALANCE:              $37,723,825

BORROWER:                          330 West 34th SPE LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date three
                                   months prior to the anticipated repayment
                                   date

LOAN PER SF(2):                    $63

UP-FRONT RESERVES:                 Debt Service Coverage     $241,582(3)
                                   Reserve

ONGOING RESERVES:                  Tax and Insurance Reserve (4)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office(5)

PROPERTY SUB-TYPE:                 CBD

LOCATION:                          New York, New York

YEAR BUILT/RENOVATED:              1926/2000

SQUARE FOOTAGE:                    632,152

OCCUPANCY AT U/W:                  100%(6)

OWNERSHIP INTEREST:                Fee

                                              % OF
                                              TOTAL     LEASE     RENT(6)
MAJOR TENANTS(7)                   NRSF       NRSF    EXPIRATION    PSF
----------------                   ----       ----    ----------    ---
The City of New York               302,405    47.8%    3/20/2012  $17.75
The Bank of New York               112,395    17.8%    9/30/2011  $41.70
Props for Today Inc.                95,118    15.0%   12/31/2006  $ 9.50

PROPERTY MANAGEMENT:               Vornado Realty Trust

U/W NCF(8):                        $7,588,246

APPRAISED VALUE(9):                $63,000,000

APPRAISAL DATE:                    February 5, 2002

CUT-OFF DATE LTV:                  63.5%

MATURITY/ARD LTV:                  59.9%

U/W DSCR(8):                       2.62x

     (1) The initial mortgage interest rate is 6.750%. From and after the related anticipated repayment date, 330 West 34th Street Loan will accrue interest at a rate per annum equal to the initial mortgage rate plus 2.000% per annum.

     (2) Based on the May 2002 cut-off date principal balance.

     (3) The borrower deposited with the lender $241,582 (constituting the amount of one month's debt service) for (a) the payment of debt service in the event that the rent deposited in the cash management account is insufficient to make the required monthly debt service payment or (b) the payment of insurance premiums if not paid by the ground lessee under the ground lease of the 330 West 34th Street Property and required to The borrower is required to maintain be paid by the borrower. the reserve for the term of the 330 West 34th Street Loan.

     (4) The borrower is not required to escrow for taxes if (a) the ground lease is in full force and effect and (b) the ground lessee pays the taxes or the borrower is diligently using good faith efforts to cause the ground lessee to pay the taxes pursuant to the ground lease and if ground lessee fails to pay such taxes pursuant to the ground lease, the borrower is enforcing its rights pursuant to the ground lease to terminate the ground lessee. The borrower is not required to escrow for insurance premiums (a) the ground lease is in full force and effect and
         (b) the borrower is diligently using good faith efforts to cause the ground lessee to obtain and maintain the insurance policies.

     (5) The collateral for the 330 West 34th Street Loan consists of (a) the borrower's fee interest in the real estate, (b) rent received pursuant to the ground lease of improvements, and (c) the reversionary interest in the office building improvements.

     (6) Occupancy and rent per square foot are based on the 1/1/2002 rent roll.

     (7) The property is ground leased to Vornado 330 West 34th Street LLC, an affiliate of Vornado Realty Trust (NYSE:VNO). The following tenants represent sub-tenant leases at the property, made by Vornado.

     (8) U/W Net Cash Flow and U/W DSCR are based off of payments by subtenants. Actual DSCR from ground lease payment is 1.01x.

     (9) Appraised Value is based on the unimproved land value.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                              330 WEST 34TH STREET

                             ADDITIONAL INFORMATION

   -  The loan is shadow rated A- by S&P and Baa2 by Moody's.

   - The loan is secured by the fee interest in the underlying land beneath 330 West 34th Street, an 18-story Class B office building built in 1926 and containing 632,152 rentable SF.

   - The property is located in the Penn Station submarket of Midtown Manhattan and is located one block West of Penn Station and Madison Square Garden.

   - The leasehold interest in the property is owned and the property is managed by Vornado Realty Trust (S&P: BBB+; Moody's:Baa2) subject to a ground lease signed December 1, 1986 and expiring December 31, 2020.

   - The current lease payment is $2,923,988 per year and is extendable for 130 years beyond 2020 with four successive renewal options.

   - The property is 100% occupied with the largest tenant being the City of New York (S&P: General Obligation A) leasing 48% of NRA and the Bank of New York leasing 18% of NRA. The City of New York occupies 302,405 SF with a base rent of $17.75 PSF, which is substantially below market rent estimated at $37.50 PSF. The City of New York lease expires on 3/20/2012. The Bank of New York (S&P: AA-) occupies 112,395 SF with a base rent of $41.70 SF and expiring 9/30/2011.

   - The property is centrally located and is in close proximity to public transportation including many subway lines, the PATH to New Jersey and the Long Island Rail Road.

   - Vornado Realty Trust is a REIT that owns directly or indirectly office properties, retail properties, and warehouses. The company owns or controls 22 commercial buildings in New York City containing approximately
      14.4 million SF of space.

   - The borrowing entity is controlled by Morris Karp, Walter Goldstein, and Steven Haymes who purchased the land in 1986. Each has several decades of experience in developing, owning and investing in institutional real estate.

                 LEASE ROLLOVER SCHEDULE AT 330 WEST 34TH STREET

                                                                               % OF TOTAL BASE     CUMULATIVE %
                            AVERAGE BASE                                            RENTAL        OF TOTAL RENTAL
            # OF LEASES      RENT PER SF     % OF TOTAL SF      CUMULATIVE %       REVENUES          REVENUES
   YEAR       ROLLING          ROLLING          ROLLING        OF SF ROLLING        ROLLING           ROLLING
---------------------------------------------------------------------------------------------------------------------
   2002          1             $ 9.00             3.9%               3.9%             1.7%              1.7%
---------------------------------------------------------------------------------------------------------------------
   2004          1             $ 8.10             5.1%               8.9%             2.0%              3.8%
---------------------------------------------------------------------------------------------------------------------
   2006          3             $ 9.79            16.2%              25.1%             7.9%             11.7%
---------------------------------------------------------------------------------------------------------------------
   2007          3             $ 8.98             2.6%              27.7%             1.2%             12.9%
---------------------------------------------------------------------------------------------------------------------
   2011          2             $41.70            21.3%              49.0%            44.5%             57.3%
---------------------------------------------------------------------------------------------------------------------
   2012          1             $17.75            46.3%              95.3%            41.1%             98.4%
---------------------------------------------------------------------------------------------------------------------
   2013          2             $ 6.67             4.7%             100.0%             1.6%            100.0%
---------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                             SAN BRUNO TOWNE CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $30,911,804

FIRST PAYMENT DATE:                February 11, 2002

MORTGAGE INTEREST RATE:            7.760% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     January 11, 2012

MATURITY BALANCE:                  $27,553,943

BORROWER:                          San Bruno Seventeen, LP, and San Bruno Town
                                   Center, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date six
                                   months prior to maturity

LOAN PER SF(1):                    $197

UP-FRONT RESERVES:                 Liquidity Reserve     $100,000(2)
                                   Environmental Reserve $ 5,625(3)

ONGOING RESERVES:                  Tax and Insurance     (4)
                                   Replacement Reserve   (5)
                                   TI/LC Reserve         (6)
                                   Liquidity Reserve     (2)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          San Bruno, California

YEAR BUILT/RENOVATED:              1989/N/A

SQUARE FOOTAGE:                    156,617

OCCUPANCY AT U/W:                  99%(7)

OWNERSHIP INTEREST:                Fee

                                              % OF
                                              TOTAL     LEASE     RENT(7)
MAJOR TENANTS                      NRSF       NRSF    EXPIRATION    PSF
-------------                      ----       ----    ----------    ---
Marshall's                         27,000     17.2%   1/31/2007   $ 8.50
Comp USA                           24,555     15.7%   2/28/2006   $20.68

PROPERTY MANAGEMENT:               Koll Management Services, Inc.

U/W NCF:                           $3,347,615

APPRAISED VALUE:                   $39,500,000

APPRAISAL DATE:                    November 5, 2001

CUT-OFF DATE LTV:                  78.3%

MATURITY LTV:                      69.8%

U/W DSCR:                          1.25x

     (1) Based on the May 2002 cut-off date principal balance.

     (2) Liquidity Reserve will trap all excess cash until a balance of $1,000,000 is achieved and can be used for TI/LC if balance does not drop below $400,000 and be used to support debt service payments regardless of balance in first 30 months and thereafter only if balance doesn't drop below $400,000. The reserve is currently approximately $409,000.

     (3) The borrower deposited $ 5,625 into an environmental escrow reserve account.

     (4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

     (5) The borrower is required to deposit $2,000 per month into a replacement reserve account.

     (6) The borrower is required to make monthly payments of $5,000 each month into a TI/LC reserve account.

     (7) Occupancy and rent per square foot are based on the 12/12/2001 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                             SAN BRUNO TOWNE CENTER

                             ADDITIONAL INFORMATION

   - San Bruno Towne Center is a 156,617 SF retail anchored shopping center, built in 1989 with a BART station adjacent to the property. The property is located in an affluent and built out area of the City of San Bruno, CA, approximately 3 miles north of the San Francisco Airport.

   - The property benefits from easy access to a number of major roadways providing regional and interstate access. I-280, I-380 and US Highway 101 are located within 5 miles of the subject property. The subject is located on El Camino Real, the primary North/South arterial with a traffic count of 50,000 cars per day.

   - The property is located 1/2 mile from a 1 million SF Class A office space whose tenants frequent the San Bruno Towne Center.

   - The three main anchors include: Marshall's (Moody's: A3; S&P: A-) occupying 17% NRA with a base rent of $8.50 PSF expiring 1/31/2007; Comp USA occupying 16% NRA with a base rent of $20.68 PSF expiring 2/28/2006; and Lowe's (Moody's: A3) occupying 7% NRA with a base rent of $26.18 PSF expiring 12/31/2025. Seven pad buildings include Blockbuster, Red Lobster, Red Robin, Chuck E Cheese, Burger King, Fresh Choice and Petco. The property has exhibited strong sales: CompUSA reports $2,000 PSF (1% occupancy cost); Marshall's reports $274 PSF (4.4% occupancy cost). Average occupancy cost of the in-line stores was approximately 12% for 2001. The center is shadow anchored by Lowe's and Albertson's.

   - Koll Management Services, Inc. is a subsidiary of CB Richard Ellis, Inc. CB Richard Ellis is the largest vertically integrated commercial real estate company in the world. It employs over 10,000 people in 44 countries. CB Richard Ellis' asset management portfolio encompasses 519 million SF and its investment portfolio totals $10 billion.

                  LEASE ROLLOVER SCHEDULE SAN BRUNO TOWN CENTER

                                                                                   % OF TOTAL BASE      CUMULATIVE %
                                                                                        RENTAL        OF TOTAL RENTAL
              # OF LEASES    YEARLY RENT PER                       CUMULATIVE %        REVENUES           REVENUE
   YEAR         ROLLING        SQUARE FOOT      % OF TOTAL SF     OF SF ROLLING        ROLLING            ROLLING
--------------------------------------------------------------------------------------------------------------------------
   2002             2             $27.57              2.6%             2.6%               3.1%              3.1%
--------------------------------------------------------------------------------------------------------------------------
   2003             7             $37.10              6.2%             8.8%              10.0%             13.1%
--------------------------------------------------------------------------------------------------------------------------
   2004             5             $26.31             10.4%            19.2%              11.8%             24.9%
--------------------------------------------------------------------------------------------------------------------------
   2005             6             $25.07              9.0%            28.2%               9.8%             34.7%
--------------------------------------------------------------------------------------------------------------------------
   2006             8             $24.24             24.4%            52.6%              25.6%             60.2%
--------------------------------------------------------------------------------------------------------------------------
   2007             4             $11.43             21.2%            73.8%              10.5%             70.7%
--------------------------------------------------------------------------------------------------------------------------
   2008             1             $41.60              1.7%            75.5%               3.1%             73.8%
--------------------------------------------------------------------------------------------------------------------------
   2010             1             $35.42              0.8%            76.3%               1.3%             75.1%
--------------------------------------------------------------------------------------------------------------------------
   2011             1             $33.00              1.0%            77.3%               1.4%             76.5%
--------------------------------------------------------------------------------------------------------------------------
   2012             1             $12.45              5.7%            83.0%               3.1%             79.5%
--------------------------------------------------------------------------------------------------------------------------
   2013             1             $27.89              5.3%            88.4%               6.4%             85.9%
--------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                    VERANDAH

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $24,935,677

FIRST PAYMENT DATE:                March 11, 2002

MORTGAGE INTEREST RATE:            7.220% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     February 11, 2012

MATURITY/ARD BALANCE:              $21,918,450

BORROWER:                          Verandah Apartment, L.P.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until on or after the
                                   date six months prior to the maturity date

LOAN PER UNIT(1):                  $56,672

UP-FRONT RESERVES:                 Engineering Reserve     $23,625

ONGOING RESERVES:                  Tax and Insurance
                                   Reserve                 (2)
                                   Replacement Reserve     (3)

LOCKBOX:                           Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Multifamily

PROPERTY SUB-TYPE:                 Rental

LOCATION:                          Miami, Florida

YEAR BUILT/RENOVATED:              1990/2001

UNITS:                             440

OCCUPANCY AT U/W:                  95%(4)

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               BH Management Services, Inc.

U/W NCF:                           $2,867,316

APPRAISED VALUE:                   $32,250,000

APPRAISAL DATE:                    January 1, 2002

CUT-OFF DATE LTV:                  77.3%

MATURITY DATE LTV:                 68.0%

U/W DSCR:                          1.41x

(1) Based on the May 2002 cut-off date principal balance.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(3) The borrower is required to deposit $9,167 per month into replacement reserve account.

(4) Occupancy is based on the 11/25/2001 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                    VERANDAH

                             ADDITIONAL INFORMATION

   - Verandah is a 440 unit Class A- apartment complex that is comprised of 18 three story buildings located in Miami, FL.

   - Constructed in phases from 1990-1994 and renovated in 2001, the subject consists of 96 one bedroom units and 344 two bedroom units with a patio in each unit.

   - Project amenities include volleyball courts, playground, clubroom, two laundry facilities, access gates, two swimming pools, a spa and fitness center. Monthly rents average approximately $900 per unit.

   - The subject is located in an affluent North Miami suburb. The subject has easy access to major roadways such as SR-821, SR 826, and IH-75. The location represents a good mixture of residential developments of single-family and multifamily housing along with commercial properties. Mass transit is available in the subject neighborhood with the nearest bus stop located at the entrance to the subject.

   - Verandah is located in the Miami-Dade County apartment market, which is considered to be very strong. The vacancy rate was 2% as of May 2001, and 2.2% in February 2001. The subject is located in the Miami Lakes, the second largest submarket in the county with 6,860 units. Based upon historic absorption data, there are currently less than a one-month supply of completed vacant units for the Miami-Dade county market and no units in the submarket.

   - The subject underwent approximately $250,000 of renovations in 2001 for unit upgrading with major items including interior paintings, carpet replacement and plumbing upgrade.

   - The sponsor of the borrower, BH Equities, is a real estate investment firm specializing in multifamily acquisitions. With holdings in 11 states, BH Equities, through its affiliates, now manages over 23,000 units in the Midwest, South and Southeastern regions in the US.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                               MAIN STREET COMMONS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                           $20,946,153

FIRST PAYMENT DATE:                March 1, 2002

MORTGAGE INTEREST RATE:            7.240% per annum

AMORTIZATION:                      360 months

MATURITY/ARD DATE:                 February 1, 2012

MATURITY BALANCE:                  $18,420,982

BORROWER:                          Dalan/St.Charles, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date 90 days
                                   prior to maturity

LOAN PER SF(1):                    $127

UP-FRONT RESERVES:                 TI/LC Reserve               $81,315(2)

ONGOING RESERVES:                  Replacement Reserve         (3)
                                   TI/LC Reserve               (4)
                                   Tax Escrow                  (5)
                                   Major Tenant TI/LC Reserve  (6)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored
LOCATION:                          St. Charles, Illinois

YEAR BUILT/RENOVATED:              2000/N/A

SQUARE FOOTAGE:                    164,974

OCCUPANCY:                         94%(7)

OWNERSHIP INTEREST:                Fee

                                             % OF
                                             TOTAL     LEASE      RENT(7)
MAJOR TENANTS                      NRSF      NRSF    EXPIRATION     PSF
-------------                      ----      ----    ----------     ---
Stein Mart                         34,000    20.6%   11/30/2015   $ 6.91
Borders                            24,893    15.1%    1/31/2021   $16.00
Office Depot                       24,716    15.0%   12/31/2015   $11.45

PROPERTY MANAGEMENT:               Hamilton Partners Retail Management, Inc.

U/W NCF:                           $2,143,624

APPRAISED VALUE:                   $26,400,000

APPRAISAL DATE:                    October 1, 2001

CUT-OFF DATE LTV:                  79.3%

MATURITY/ARD DATE LTV:             69.8%

U/W DSCR:                          1.25x

(1) Based on the May 2002 cut-off date principal balance.

(2) The borrower deposited $81,315 into a reserve account to be used for tenant improvements of specified vacant space.

(3) The borrower is required to deposit $2,064 per month for the term of the loan into a replacement reserve account.

(4) The borrower is required to deposit $1,695 per month for the term of the loan into a tenant improvement/leasing commission reserve account.

(5) The borrower is required to deposit monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(6) If any of SteinMart, Office Depot or Borders ("Major Tenants") commences bankruptcy proceedings or vacates its premises, all rents from the Main Street Commons Property are required to be paid into a lockbox, for application by the lender to debt service, operating expenses and ongoing reserves, with the balance to be deposited into a reserve account for disbursement for tenant improvements and leasing commissions relating to the applicable Major Tenant's premises. Such lockbox arrangement will be suspended upon the earlier of (i) achieving a balance of $1,000,000 in such reserve account, (ii) if the lockbox was triggered by a Major Tenant vacating its demised premises, a new tenant(s) occupying such premises under lease terms acceptable to the lender, or (iii) if the lockbox was triggered by the bankruptcy of a Major Tenant, each Major Tenant is paying rent in accordance with the terms of its lease and either the bankruptcy proceeding has been dismissed or the applicable Major Tenant has affirmed and assumed its obligations under its lease.

(7) Occupancy and rent per square foot are based on the 1/8/2002 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                               MAIN STREET COMMONS

                             ADDITIONAL INFORMATION

   - Constructed in 2000, Main Street Commons is a 164,974 SF community shopping center located in St. Charles, Illinois. The property contains four buildings, with major anchors including Office Depot, Stein Mart, and Borders.

   - The property has 18 tenants in total and the collateral for the mortgage includes a ground lease with Bennigan's.

   - Retail in this submarket is dominated by the Charlestown Mall, which is located diagonally across Route 64 from the property.

   - The submarket reported overall vacancy rate for community shopping centers within the submarket was 4.5% as of 6/30/2001.

   - The property is located in St. Charles, IL, about 40 miles west of the Chicago CBD.

   - The property is located in an affluent and fast growing submarket evidenced by median household income of $179,000 within one mile of the property and a population growth of 64% within 1 mile of the property since 1990.

   - Dalan/St. Charles, LLC, possesses vast experience in the acquisition, development, leasing and managing of retail shopping centers throughout the Midwest, primarily in the Chicago metropolitan area.

   - Hamilton Partners Retail Management, Inc., the property management company, is a regional manager/developer of commercial real estate whose founding members have been developing, managing and leasing commercial space in the Chicago area for over 25 years. Hamilton Partners has also been involved in the development, management and construction of over 1,500,000 square feet of commercial real estate in the suburban Chicago market.

                   LEASE ROLLOVER SCHEDULE MAIN STREET COMMONS

                                                                                   % OF TOTAL BASE      CUMULATIVE %
                               AVERAGE BASE                                             RENTAL        OF TOTAL RENTAL
              # OF LEASES      RENT PER SF      % OF TOTAL SF      CUMULATIVE %        REVENUES           REVENUE
   YEAR         ROLLING          ROLLING           ROLLING        OF SF ROLLING        ROLLING            ROLLING
--------------------------------------------------------------------------------------------------------------------------
   2006             6             $21.82             10.2%            10.2%              16.4%              16.4%
--------------------------------------------------------------------------------------------------------------------------
   2011             9             $16.15             33.2%            43.4%              42.7%              59.1%
--------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL             $20,632,802

BALANCE:                           WestCoast Grand Hotel at the Park $13,887,463
                                   Loan
                                   WestCoast Olympia Hotel Loan      $6,745,339

FIRST PAYMENT DATE:                October 11, 2001

MORTGAGE INTEREST RATE:            8.080% per annum

AMORTIZATION:                      300 months

MATURITY DATE:                     September 11, 2011

MATURITY/ ARD BALANCE:             $17,178,474

BORROWER:                          WestCoast Grand Hotel at the Park WHC804, LLC
                                   Loan
                                   WestCoast Olympia Hotel Loan      WHC821, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date three
                                   months prior to maturity

LOAN PER ROOM(1):                  WestCoast Grand Hotel at the Park $34,546
                                   Loan
                                   WestCoast Olympia Hotel           $35,502

ONGOING RESERVES:                  FF&E Reserve                      (2)

                                   Tax and Insurance Reserve         (3)

LOCKBOX:                           Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Portfolio of Two Assets (cross-collateralized
                                   and cross-defaulted loans)

PROPERTY TYPE:                     Hotel

PROPERTY SUB-TYPE:                 Full Service

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               WestCoast Hospitality, Limited Partnership

U/W NCF:                           $3,058,300

APPRAISED VALUE:                   $30,800,000

APPRAISAL DATE:                    5/1/2001

CUT-OFF DATE LTV:                  67.0%

MATURITY/ARD DATE LTV:             55.8%

U/W DSCR:                          1.58x

        (1) Based on the May 2002 cut-off date principal balance.

        (2) The borrower is required under each of the WestCoast Olympia Hotel Loan and the Westcoast Grand Hotel at the Park Loan to deposit 4.0% of the "gross revenues" from the respective property per month into an FF&E reserve.

        (3) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

                                                                CUT-OFF DATE        YEAR BUILT
                                                                  ALLOCATED            /YEAR
               PROPERTY                     LOCATION             LOAN AMOUNT         RENOVATED        UNITS
        ------------------------------------------------------------------------------------------------------
        WestCoast Grand Hotel         Spokane, Washington         $13,887,463       1983/1993          402
             at the Park
        WestCoast Olympia Hotel       Olympia, Washington         $ 6,745,339       1970/1998          190
        ------------------------------------------------------------------------------------------------------
                TOTAL                                             $20,632,802                          592
        ------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

           WESTCOAST GRAND HOTEL AT THE PARK & WESTCOAST OLYMPIA HOTEL

                             ADDITIONAL INFORMATION

   WESTCOAST GRAND HOTEL AT THE PARK

   - WestCoast Grand Hotel at the Park is a 402-room full service hotel with 29,765 SF of convention & meeting space located in Spokane, WA. The subject was built in 1983 with major expansions in 1985 & 1993. The hotel has undergone $1.8 million in capital upgrades including lobby, swimming pool, corridor, and Riverfront Ballroom renovations since 1998.

   - The unit mix includes 25 Suites, 15 Double, 186 Queen, 104 Double Queen & 72 King rooms. Amenities include 29,765 SF of meeting & convention space, three Food & Beverage facilities, an outdoor & indoor pool, whirlpool, fitness center, gift shop and 321 parking spaces.

   - The subject is located in Spokane, which is a regional convention city destination. It is the economic, financial and service capital of the Inland Northwest and primary inland distribution center and transportation hub since 1881.

   WESTCOAST OLYMPIA HOTEL

   - WestCoast Olympia Hotel is a 190-room full service hotel with 15,887 SF of meeting space located in Olympia, WA. The subject was built in 1970 and has undergone $600,000 in capital upgrades since 1998.

   - The unit mix includes three Jacuzzi Suites, two King Suites, 45 King, 134 Double Queen & six Jacuzzi rooms. Amenities include 15,887 SF of meeting and ballroom space, a 35-seat lounge, a 90-seat restaurant, an outdoor pool, a Jacuzzi, fitness facilities and 303 parking spaces.

   - The subject is located in the City of Olympia, Washington State's capital and center of government affairs. Other major employers include the health services industry and Safeway stores.

   BORROWER/SPONSOR

   - WestCoast Hospitality, LP, the sponsor, is an owner, operator and franchiser of full-service hotels. WestCoast dominates the Pacific Northwest and operates 44 properties with over 8,450 rooms and over $261million in assets.

   - The subject is owner-managed by WestCoast Hospitality, LP (NYSE:WEH) which is headquartered in Spokane. WestCoast has more than 60 years of hotel management experience, and currently has 8,700 units under management. Other properties in the area include WestCoast River Inn, WestCoast Ridpath Hotel, and WestCoast Tri-Cities Hotel.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                1101 KING STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:    $18,475,109

FIRST PAYMENT DATE:                April 11, 2002

MORTGAGE INTEREST RATE:            7.300% per annum

AMORTIZATION:                      360 months

MATURITY DATE:                     March 11, 2012

MATURITY/ARD BALANCE:              $16,267,342

BORROWER:                          1101 King Street, LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until after the date
                                   six months prior to the loan maturity

LOAN PER UNIT(1):                  $135

UPFRONT RESERVES:                  Environmental Reserve(2)  $ 1,250
                                   Engineering Reserve(3)    $13,250
                                   TI/LC Reserve(4)          $12,409

ONGOING RESERVES:                  Tax and Insurance Reserve (5)
                                   Replacement Reserve       (6)
                                   TI/LC Reserve             (7)
LOCKBOX:                           Modified

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Suburban

LOCATION:                          Alexandria, Virginia

YEAR BUILT/RENOVATED:              1984/N/A

SQUARE FOOTAGE:                    136,481

OCCUPANCY AT U/W:                  95%(8)

OWNERSHIP INTEREST:                Fee

                                              % OF
                                              TOTAL    LEASE      RENT(8)
MAJOR TENANTS                      NRSF       NRSF   EXPIRATION     PSF
-------------                      ----       ----   ----------     ---
The Gallows (9)
Corporation                        36,461     26.7%  2/28/2017     $26.00
HDR, Inc                           32,870     24.1%  9/30/2007     $21.98
Assn. Fund Raising                 19,045     14.0%  1/31/2007     $24.23

PROPERTY MANAGEMENT:               Southern Management Corporation

U/W NCF:                           $1,940,032

APPRAISED VALUE:                   $24,600,000

APPRAISAL DATE:                    March 1, 2002

CUT-OFF DATE LTV:                  75.1%

MATURITY/ARD LTV:                  66.1%

U/W DSCR:                          1.27x

     (1) Based on the May 2002 cut-off date principal balance.

     (2) The borrower deposited $1,250 into a reserve account to be used for testing of the emergency generator and water on the 1101 King Street Property.

     (3) The borrower deposited $13,250 into an Engineering reserve account for immediate repairs.

     (4) The borrower deposited $12,409 into a TI/LC reserve account at closing.

     (5) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

     (6) The borrower is required to deposit $2,750 per month into a Replacement Reserve.

     (7) The borrower is required to deposit $12,409 per month into a TI/LC reserve account.

     (8) Occupancy and rent per square foot are based on the 3/1/2002 rent roll.

     (9) The borrower was required to enter into a master lease. Pursuant to the master lease, The Gallow Corporation must lease from borrower the vacant rentable space, together with certain presently leased space which is to become vacant during the one year period from the date of closing, until the borrower enters into lease agreements that meet certain criteria with a third-party tenant or tenants for such portions of the building. The Master Lease is at $26 PSF full service with a base year expense stop. David H. Hillman is the guarantor of the master lease. Of this space, Virginia Tech has subleased 8,457 SF for 5 years at $25 PSF effective 4/1/02. In addition, as of April 2002, there are two letters of intent signed by Star Mountain and Research America for subleases totaling another 21,002 SF at $25PSF. Another letter of intent for sublease is out for signature on 7,900 SF at $25 PSF.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                                1101 KING STREET

                             ADDITIONAL INFORMATION

   - 1101 King Street is a 7-story, multi-tenant office building constructed in 1984. The collateral contains 136,481 NRA and a 3 level, 500 space parking garage and is located in Alexandria, VA.

   - The collateral represents the leased fee estate of a 74.55% condominium interest in the property and the entire garage.

   - The subject is located in Alexandria CBD and is approximately 10 miles from Washington DC and 3 miles south of Reagan International Airport. Demand for new space continues to outpace supply as existing and new building are re-leasing and pre-leasing rapidly. Recently, 574,988 SF completed in Alexandria were 40% pre-leased and are currently 100% leased as of February 2002.

   - The subject is located along the west line of Henry Street, between King Street and Cameron Street with a good access due to the proximity of major thoroughfares, bus and metro service.

   - The largest tenant, The Gallow Corporation, an affiliate of Southern Management Company, master leases 27% of NRA with a base rent of $26.00 PSF expiring 2/28/2017. The second largest tenant, HDR, Inc., a leading architecture and engineering consulting firm, leases 24% of NRA with a base rent of $21.98 PSF expiring 9/30/2007.

   - The sponsor, David Hillman started his company in late 1960s focusing on buying and upgrading older apartment complexes.

   - Southern Management Company, owned and controlled by David Hillman, owns and operates approximately 22,500 multifamily units, most of which are located in the Baltimore MSA. Southern Management Company also operates and manages both residential and office projects in Washington DC, Maryland and Virginia area.

                    LEASE ROLLOVER SCHEDULE 1101 KING STREET

                                                                                   % OF TOTAL BASE       CUMULATIVE %
                               AVERAGE BASE                                             RENTAL         OF TOTAL RENTAL
              # OF LEASES      RENT PER SF     % OF TOTAL SF      CUMULATIVE %         REVENUES            REVENUES
   YEAR         ROLLING          ROLLING          ROLLING        OF SF ROLLING          ROLLING            ROLLING
--------------------------------------------------------------------------------------------------------------------------
   2002             4             $20.86            7.8%             7.8%               6.6%                6.6%
--------------------------------------------------------------------------------------------------------------------------
   2003             3             $22.31            6.7%            14.5%               6.1%               12.7%
--------------------------------------------------------------------------------------------------------------------------
   2004             5             $26.89            4.7%            19.2%               5.1%               17.8%
--------------------------------------------------------------------------------------------------------------------------
   2005             3             $26.18            3.3%            22.5%               3.5%               21.3%
--------------------------------------------------------------------------------------------------------------------------
   2006             5             $39.47            3.0%            25.5%               4.8%               26.1%
--------------------------------------------------------------------------------------------------------------------------
   2007            11             $23.55           52.4%            77.8%              50.0%               76.1%
--------------------------------------------------------------------------------------------------------------------------
   2009             2             $39.09            1.0%            78.8%               1.5%               77.6%
--------------------------------------------------------------------------------------------------------------------------
   2017             1             $26.00           21.2%           100.0%              22.4%              100.0%
--------------------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2002-CKN2          COLLATERAL AND STRUCTURAL TERM SHEET         MAY 1, 2002

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                   PHONE               FAX                 E-MAIL
Ken Rivkin                212.325.3295        212.325.8104        ken.rivkin@csfb.com
MANAGING DIRECTOR

Barry Polen               212.325.3295        212.325.8104        barry.polen@csfb.com
DIRECTOR

Chris Anderson            212.538.3941        212.325.9807        chris.anderson@csfb.com
DIRECTOR

Jason Fruchtman           212.325.3492        212.325.8105        jason.fruchtman@csfb.com
ANALYST

Martin Gilligan           212.325.3295        212.325.8104        martin.gilligan@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                   PHONE               FAX                 E-MAIL
Anand Gajjar              212.538.6415        212.325.6815        anand.gajjar@csfb.com
MANAGING DIRECTOR

Jeffrey Altabef           212.325.5584        212.743.5227        jeffrey.altabef@csfb.com
DIRECTOR

Reese Mason               212.325.8661        212.743.5227        reese.mason@csfb.com
VICE PRESIDENT

Dan Wolins                212.538.6282        212.743.5556        daniel.wolins@csfb.com
VICE PRESIDENT

Prashant Raj              212.538.5773        212.743.5171        prashant.raj@csfb.com
ANALYST

Boris Zhuravel            212.538.4459        212.743.4578        boris.zhuravel@csfb.com
ANALYST

Goy Noonpakdee            212.325.4139        212.743.4577        goy.noonpakdee@csfb.com
ANALYST

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.